UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-09235
                                                    -----------

                       First Defined Portfolio Fund, LLC
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      -------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      -------------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2011
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


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                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2011
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

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TABLE OF CONTENTS
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                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                               DECEMBER 31, 2011

Shareholder Letter...........................................................  1
Market Overview..............................................................  2
Performance Summaries and Portfolio Components...............................  4
Understanding Your Fund Expenses............................................. 20
Portfolio of Investments..................................................... 21
Statements of Assets and Liabilities......................................... 44
Statements of Operations..................................................... 46
Statements of Changes in Net Assets.......................................... 48
Statements of Changes in Net Assets - Membership Interest Activity........... 50
Financial Highlights......................................................... 52
Notes to Financial Statements................................................ 60
Report of Independent Registered Public Accounting Firm...................... 66
Additional Information....................................................... 67
Board of Trustees and Officers............................................... 68
Privacy Policy............................................................... 70

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Defined Portfolio Fund, LLC (the "Registrant") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Portfolio (individually called a "Portfolio" and collectively, the "Portfolios") of the Registrant will achieve its investment objective. Each Portfolio is subject to market risk, which is the possibility that the market values of securities owned by the Portfolio will decline and that the value of the Portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Portfolios. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Registrant.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Membership Interests, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Portfolio and presents data and analysis that provide insight into each Portfolio's performance and investment approach.

By reading the market overview and discussion of each Portfolio's performance by First Trust, the Registrant's investment advisor, you may obtain an understanding of how the market environment affected its performance. The statistical information that follows may help you understand a Portfolio's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Portfolios are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

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SHAREHOLDER LETTER
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                       FIRST DEFINED PORTFOLIO FUND, LLC
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2011


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Defined Portfolio Fund, LLC.

First Trust Advisors L.P. ("First Trust"), now in our 21st year, has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Like many successful investors, we understand that success in the markets doesn't just happen--it requires a long-term investment perspective through all kinds of markets. Although the markets have been somewhat choppy over the past six months, the equity market is well above the lows it sank to during the recent recession.

The report you hold contains detailed information about eight portfolios in the First Defined Portfolio Fund, LLC ("the Registrant") over the twelve months ended December 31, 2011. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of market ups and downs. In addition to the First Defined Portfolio Fund, LLC, we offer a variety of products that may fit many financial plans to help those investors who are seeking long-term investment success. You may want to talk to your advisor about the other investments First Trust offers that could also fit your financial goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2012 and to the next edition of your Registrant's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Defined Portfolio Fund, LLC and Chief Executive Officer of First Trust

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 22 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC and WBBM Radio and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered
Rep.

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                                MARKET OVERVIEW
--------------------------------------------------------------------------------

STATE OF THE ECONOMY

The U.S. economy expanded in each of the past ten calendar quarters. While economic activity was sluggish in the first half of 2011, it did accelerate above the 2.0% level by year-end. GDP ranged from an annualized 0.4% in the first quarter of 2011 to an annualized 2.8% in the fourth quarter of 2011. That is still significant when you consider that the size of the U.S. economy (nominal dollars) has grown from $5.99 trillion in 1991 to $15.09 trillion in 2011. Over that same 20-year period, GDP averaged 2.6%, according to data from the Bureau of Economic Analysis. The Blue Chip Economic Indicators survey in December 2011 revealed a consensus GDP estimate of 2.2% for 2012. Estimates have been ratcheted down in recent months due to the ongoing debt crisis negotiations in Europe. The austerity measures forthcoming, as well as those already implemented, are expected to dampen economic activity in the European Union. If so, it would likely temper global growth as well, in our opinion.

One of the most important and talked about economic indicators in 2011 was job growth. It is likely to be in 2012 as well. The U.S. has increased its nonfarm payrolls by 3.16 million since February 2010, yet the unemployment rate closed 2011 at 8.5%. While 8.5% is still high, it is down from 10.0% in October 2009. This issue will be a big point of contention in the upcoming general election. Since 1936, no incumbent in the White house has won a second term when the unemployment rate has been above 7.2%. A secondary issue is the rising number of people out-of-work for an extended period of time.

The U.S. economic recovery, while not robust, is actually one of the better stories around the globe. Progress has been made on several fronts. The number of bank failures in the U.S. in 2011 fell by nearly 44% from 2010's total. The default rate on U.S. speculative-grade debt stood at 1.8% in December 2011, well below its historical average of 5.0%, according to Moody's. The companies in the REIT sector raised a record amount of capital in the public markets in 2011, including a record amount of equity, in an ongoing effort to strengthen their balance sheets, according to REIT.com. REITs raised $51.3 billion in public equity and debt in 2011, surpassing the previous record of $49.0 billion raised in 2006. RealtyTrac reported that foreclosures and repossessions declined 33% in 2011 to 2.7 million, their lowest level since 2007. S&P 500 Index earnings reached a record-high in the third quarter of 2011. So we believe there is much to be encouraged about heading into 2012.

U.S. STOCKS AND BONDS

The major U.S. stock indices were mixed in 2011. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index returned 2.11%, -1.74%, and 1.00%, respectively, according to Bloomberg. Six of the 10 major sectors in the S&P 500 posted positive total returns. The top-performing sector was Utilities, up 19.88%, while the poorest showing came from Financials, down 17.03%. The year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected be 9.00% in 2011, according to Standard & Poor's.

A survey of 214 institutional investors just released by Bank of America Merrill Lynch revealed that more investors are willing to assume risk and fewer are predicting a global slowdown. Only a net 3% of institutional investors believe the global economy will weaken in the next 12 months, down from 27% in December. That is the biggest one-month improvement in sentiment since May 2009. While most continue to shy away from European equities, it appears that investors are favoring energy and technology stocks. In addition, portfolio managers in the U.S. are once again investing in banks.

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                         MARKET OVERVIEW - (CONTINUED)
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                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT

In the U.S. bond market, despite warnings from a high-profile analyst calling for a surge in defaults, the top-performing major debt group was municipal bonds. The Barclays Capital Municipal Bond: Long Bond (22+) Index posted a total return of 14.88%. The next closest domestic category was GNMAs, up 7.97%, as measured by the Barclays Capital GNMA 30 Index. All of the major debt groups in the U.S. posted positive returns.

FOREIGN STOCKS AND BONDS

The Barclays Capital Global Emerging Markets Index of debt securities rose 5.77%
(USD) in 2011, while the MSCI Emerging Markets Index of stocks declined 18.42%
(USD). The Barclays Capital Global Aggregate Index of higher quality debt rose 5.64% (USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries declined 13.71% (USD). The U.S. Dollar Index (DXY) rose 1.06% against a basket of major currencies in 2011.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS
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                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

TARGET MANAGED VIP PORTFOLIO

Over the twelve months ended December 31, 2011, the Target Managed VIP Portfolio posted a total return of -1.68% versus 1.03% for the Russell 3000(R) Index over the same period. The NAV decreased from $9.53 to $9.37 during the period.

Of the portfolio's 126 stocks, 59 advanced and 67 declined over the period. The top three performing stocks, by contribution to return, were McDonald's Corp.
(MCD), Home Depot, Inc. (HD) and Apple, Inc. (AAPL). The worst-performing stocks, by contribution to return, were Ford Motor Co. (F), Tata Motors Ltd., ADR (TTM) and Netflix, Inc. (NFLX).

Negative stock selection in the utilities and industrial sectors was the biggest reason for portfolio underperformance in 2011. An underweight in consumer staples, a top-performing sector in the benchmark, also hurt relative portfolio performance. An underweight in financials, the worst-performing sector in the benchmark, along with strong performance, helped mitigate the underperformance. An underweight in the materials sector also had a positive impact on relative performance.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.


--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          Dec. 31, 2001-Dec. 31, 2011

              Target Managed VIP           Dow Jones             Russell 3000(R)
                Portfolio (a)        Industrial Avg.(SM)(b)         Index (c)
Dec. 01             10000                    10000                    10000
Dec. 02              7900                     8499                     7847
Dec. 03             10659                    10903                    10284
Dec. 04             11966                    11481                    11513
Dec. 05             12833                    11678                    12222
Dec. 06             14310                    13902                    14154
Dec. 07             15665                    15137                    14897
Dec. 08              8645                    10304                     9340
Dec. 09              9768                    12641                    11989
Dec. 10             11636                    14419                    14018
Dec. 11             11441                    15628                    14162
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                 PERIODS ENDED DEC. 31, 2011

                                                1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                                 INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL   AVERAGE ANNUAL
                                   DATE      TOTAL RETURN    TOTAL RETURN     TOTAL RETURN     TOTAL RETURN
-------------------------------------------------------------------------------------------------------------
Target Managed VIP Portfolio (a)  10/6/99      -1.68%          -4.38%            1.36%            -0.53%
Dow Jones Industrial Avg.(SM) (b)               8.38%           2.37%            4.56%             3.56%
Russell 3000(R) Index (c)                       1.03%           0.01%            3.54%             2.21%
-------------------------------------------------------------------------------------------------------------

(a) Effective April 30, 2002, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the Dow(R) Target 5 Portfolio to the Target Managed VIP Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided for the periods prior to April 30, 2002, reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

(b) The Dow Jones Industrial Average(SM) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

TARGET MANAGED VIP PORTFOLIO (CONTINUED)

----------------------------------------------
                                    % OF TOTAL
TOP 10 HOLDINGS                    INVESTMENTS
----------------------------------------------
Apple, Inc.                               5.3%
McDonald's Corp.                          4.5
International Business Machines Corp.     4.3
Home Depot (The), Inc.                    4.1
AT&T, Inc.                                3.5
Microsoft Corp.                           3.2
Ford Motor Co.                            2.8
eBay, Inc.                                2.6
Exxon Mobil Corp.                         2.3
Texas Instruments, Inc.                   2.3
----------------------------------------------
                                 Total   34.9%
                                         =====


----------------------------------------------
                                    % OF TOTAL
SECTOR                             INVESTMENTS
----------------------------------------------
Information Technology                   30.0%
Consumer Discretionary                   26.3
Telecommunication Services                8.8
Financials                                8.7
Health Care                               6.8
Utilities                                 5.1
Industrials                               5.0
Energy                                    4.7
Consumer Staples                          3.0
Materials                                 1.6
----------------------------------------------
                                 Total  100.0%
                                        ======

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
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                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

THE DOW(R) DART 10 PORTFOLIO

Over the twelve months ended December 31, 2011, The Dow(R) DART 10 Portfolio posted a total return of 7.72% versus 8.38% for the Dow Jones Industrial Average(SM) over the same period. The NAV increased from $10.11 to $10.89 during the period.

Of the portfolio's 10 stocks, 8 advanced and 2 declined over the period. The top three performing stocks, by contribution to return, were McDonald's Corp. (MCD), International Business Machines Corp. (IBM) and Home Depot, Inc. (HD). The worst-performing stocks, by contribution to return, were Hewlett-Packard Co.
(HPQ), Microsoft Corp. (MSFT) and Procter & Gamble Co. (PG).

McDonald's Corp. (MCD), International Business Machines Corp. (IBM) and Home Depot, Inc. (HD) were all up more than 20% during 2011 and helped the portfolio's relative performance. Hewlett Packard Co. (HPQ) was the largest detractor from performance. HPQ was down over 38% as the company lowered earnings guidance amid slower PC sales. Microsoft Corp. (MSFT) also held back relative performance.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.

--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          Dec. 31, 2001-Dec. 31, 2011

                       The Dow(R) DART 10               Dow Jones Industrial
                           Portfolio                        Avg.(SM)(a)
Dec. 01                      10000                             10000
Dec. 02                       8173                              8499
Dec. 03                       9801                             10903
Dec. 04                      10176                             11481
Dec. 05                       9848                             11678
Dec. 06                      12365                             13902
Dec. 07                      12447                             15137
Dec. 08                       8899                             10304
Dec. 09                      10140                             12641
Dec. 10                      11838                             14419
Dec. 11                      12752                             15628
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                   PERIODS ENDED DEC. 31, 2011

                                                  1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                                   INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL   AVERAGE ANNUAL
                                     DATE      TOTAL RETURN    TOTAL RETURN     TOTAL RETURN     TOTAL RETURN
---------------------------------------------------------------------------------------------------------------
The Dow(R) DART 10 Portfolio        10/6/99       7.72%           0.62%            2.46%             0.70%
Dow Jones Industrial Avg.(SM) (a)                 8.38%           2.37%            4.56%             3.56%
---------------------------------------------------------------------------------------------------------------


(a) The Dow Jones Industrial Average(SM) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

THE DOW(R) DART 10 PORTFOLIO (CONTINUED)

----------------------------------------------
                                    % OF TOTAL
TOP 10 HOLDINGS                    INVESTMENTS
----------------------------------------------
McDonald's Corp.                         12.2%
International Business Machines Corp.    11.8
Home Depot (The), Inc.                   11.3
Verizon Communications, Inc.             10.6
Wal-Mart Stores, Inc.                    10.3
Travelers (The) Cos., Inc.               10.0
Procter & Gamble (The) Co.                9.7
AT&T, Inc.                                9.7
Microsoft Corp.                           8.7
Hewlett-Packard Co.                       5.7
----------------------------------------------
                                 Total  100.0%
                                        ======


----------------------------------------------
                                    % OF TOTAL
 SECTOR                            INVESTMENTS
----------------------------------------------
Information Technology                   26.2
Consumer Discretionary                   23.5
Telecommunication Services               20.2
Consumer Staples                         20.1
Financials                               10.0
----------------------------------------------
                                 Total  100.0%
                                        ======

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

THE DOW(R) TARGET DIVIDEND PORTFOLIO

Over the twelve months ended December 31, 2011, The Dow(R) Target Dividend Portfolio posted a total return of 6.01% versus 12.42% for the Dow Jones U.S. Select Dividend Index(SM) over the same period. The NAV increased from $9.32 to $9.88 during the period.

Of the portfolio's 20 stocks, 15 advanced and 5 declined over the period. The top three performing stocks, by contribution to return, were NiSource, Inc.
(NI), Cleco Corp. (CNL) and Alliant Energy Corp. (LNT). The worst-performing stocks, by contribution to return, were First Niagara Financial Group Inc.
(FNFG), Masco Corp. (MAS) and R.R. Donnelley & Sons Co. (RRD).

Sector allocation accounted for most of the underperformance for the year. The portfolio had no holdings in the consumer staples sector, one of the best performing sectors for the year. An overweight in financials, one of the worst-performing sectors, also hurt portfolio performance. An underweight in the consumer discretionary sector, the best-performing sector in the benchmark in 2011, along with underperformance, further hurt relative performance. An overweight in telecommunication services was also a drag on returns though positive stock selection helped mitigate some of the underperformance. A positive selection effect in the materials and utilities sectors added to relative performance but was not enough to avoid overall portfolio underperformance.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.


--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           May 2, 2005-Dec. 31, 2011

             The Dow Target            Dow Jones U.S. Select         S&P 500(R)
           Dividend Portfolio          Dividend Index(SM)(a)         Index (b)
May 05            10000                        10000                   10000
Dec. 05            9870                        10529                   10879
Dec. 06           11660                        12587                   12598
Dec. 07           11790                        11938                   13290
Dec. 08            7010                         8240                    8373
Dec. 09            8000                         9157                   10589
Dec. 10            9321                        10835                   12184
Dec. 11            9881                        12180                   12441
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                 PERIODS ENDED DEC. 31, 2011

                                                                1 YEAR           5 YEAR       SINCE INCEPTION
                                               INCEPTION        ANNUAL       AVERAGE ANNUAL   AVERAGE ANNUAL
                                                 DATE        TOTAL RETURN     TOTAL RETURN     TOTAL RETURN
-------------------------------------------------------------------------------------------------------------
The Dow(R) Target Dividend Portfolio            5/2/05           6.01%           -3.26%           -0.18%
Dow Jones U.S. Select Dividend Index(SM) (a)                    12.42%           -0.66%            3.00%
S&P 500(R) Index (b)                                             2.11%           -0.25%            3.33%
-------------------------------------------------------------------------------------------------------------

(a) The Dow Jones U.S. Select Dividend Index(SM) is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index. (The index reflects no deduction for fees, expenses or taxes).

(b) The S&P 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

THE DOW(R) TARGET DIVIDEND PORTFOLIO (CONTINUED)

----------------------------------------------
                                    % OF TOTAL
TOP 10 HOLDINGS                    INVESTMENTS
----------------------------------------------
NiSource, Inc.                            6.6%
Cleco Corp.                               6.0
Alliant Energy Corp.                      5.8
Chevron Corp.                             5.7
Pinnacle West Capital Corp.               5.6
MeadWestvaco Corp.                        5.5
F.N.B. Corp.                              5.5
Black Hills Corp.                         5.4
Integrys Energy Group, Inc.               5.4
Edison International                      5.2
----------------------------------------------
                                 Total   56.7%
                                         =====

----------------------------------------------
                                    % OF TOTAL
SECTOR                             INVESTMENTS
----------------------------------------------
Utilities                                45.1%
Financials                               17.3
Industrials                              12.5
Telecommunication Services                9.0
Energy                                    5.7
Materials                                 5.5
Consumer Discretionary                    4.9
----------------------------------------------
                                 Total  100.0%
                                        ======

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

GLOBAL DIVIDEND TARGET 15 PORTFOLIO

Over the twelve months ended December 31, 2011, the Global Dividend Target 15 Portfolio posted a total return of -7.49% versus -5.54% for the Morgan Stanley Capital International Developed Markets World Index over the same period. The NAV decreased from $21.22 to $19.63 during the period.

Of the portfolio's 15 stocks, 7 advanced and 8 declined over the period. The top three performing stocks, by contribution to return, were Pfizer, Inc. (PFE), Kraft Foods, Inc. (KFT) and Intel Corp. (INTC). The worst-performing stocks, by contribution to return, were Esprit Holdings Ltd. (330 HK), Man Group PLC (EMG
LN) and BOC Hong Kong (Holdings) Ltd. (2388 HK).

The portfolio benefited from its 1/3 weight in United States stocks. The five U.S. positions were among the top six performing stocks in the overall portfolio. The Hong Kong and United Kingdom allocations underperformed the benchmark and were the reason the portfolio slightly underperformed.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.


--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          Dec. 31, 2001-Dec. 31, 2011

                         Global Dividend                 MSCI Developed Markets
                     Target 15 Portfolio (a)                 World Index (b)
Dec. 01                       10000                               10000
Dec. 02                        8530                                8011
Dec. 03                       11439                               10664
Dec. 04                       14348                               12233
Dec. 05                       15807                               13394
Dec. 06                       21884                               16082
Dec. 07                       24803                               17535
Dec. 08                       14193                               10396
Dec. 09                       20022                               13513
Dec. 10                       21968                               15103
Dec. 11                       20322                               14266
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                         PERIODS ENDED DEC. 31, 2011

                                                         1 YEAR          5 YEAR         10 YEAR       SINCE INCEPTION
                                          INCEPTION      ANNUAL      AVERAGE ANNUAL  AVERAGE ANNUAL   AVERAGE ANNUAL
                                            DATE      TOTAL RETURN    TOTAL RETURN    TOTAL RETURN     TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------
Global Dividend Target 15 Portfolio (a)    10/6/99       -7.49%          -1.47%          7.35%             5.66%
MSCI Developed Markets World Index (b)                   -5.54%          -2.36%          3.62%             1.33%
---------------------------------------------------------------------------------------------------------------------


(a) Effective May 2, 2005, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

(b) The Morgan Stanley Capital International Developed Markets World Index ("MSCI Developed Markets World Index") is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty-two countries that make up the MSCI National Indices. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

GLOBAL DIVIDEND TARGET 15 PORTFOLIO (CONTINUED)

----------------------------------------------
                                    % OF TOTAL
TOP 10 HOLDINGS                    INVESTMENTS
----------------------------------------------
Pfizer, Inc.                              9.2%
Kraft Foods, Inc., Class A                8.8
Intel Corp.                               8.6
Verizon Communications, Inc.              8.4
Vodafone Group PLC                        7.9
BT Group PLC                              7.7
AT&T, Inc.                                7.7
PetroChina Co., Ltd., H Shares            7.2
BAE Systems PLC                           6.3
RSA Insurance Group PLC                   6.2
----------------------------------------------
                                 Total   78.0%
                                         =====

----------------------------------------------
                                    % OF TOTAL
SECTOR                             INVESTMENTS
----------------------------------------------
Telecommunication Services               31.8%
Financials                               25.9
Health Care                               9.2
Consumer Staples                          8.8
Information Technology                    8.6
Energy                                    7.2
Industrials                               6.4
Consumer Discretionary                    2.1
----------------------------------------------
                                 Total  100.0%
                                        ======
                                                                         Page 11

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

S&P(R) TARGET 24 PORTFOLIO

Over the twelve months ended December 31, 2011, the S&P(R) Target 24 Portfolio posted a total return of 8.56% versus 2.11% for the S&P 500(R) Index over the same period. The NAV increased from $9.46 to $10.27 during the period.

Of the portfolio's 24 stocks, 17 advanced and 7 declined over the period. The top three performing stocks, by contribution to return, were Philip Morris International, Inc. (PM), Biogen Idec, Inc. (BIIB) and Exxon Mobil Corp. (XOM). The worst-performing stocks, by contribution to return, were Netflix, Inc.(NFLX), Freeport McMoRan Copper & Gold (FCX) and Texas Instruments, Inc.
(TXN).

The health care, consumer staples, financials, energy and industrial sectors all had positive selection effects, which contributed to the overall portfolio outperformance. The consumer discretionary, technology and materials sectors had negative selection effects and were a drag on relative performance.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.

--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          Dec. 31, 2001-Dec. 31, 2011

                         S&P(R) Target 24                  S&P 500(R)
                          Portfolio (a)                     Index (b)
Dec. 01                       10000                           10000
Dec. 02                        8540                            7790
Dec. 03                       10598                           10024
Dec. 04                       12045                           11115
Dec. 05                       12545                           11661
Dec. 06                       12907                           13503
Dec. 07                       13449                           14245
Dec. 08                        9694                            8974
Dec. 09                       11030                           11350
Dec. 10                       13158                           13060
Dec. 11                       14284                           13335
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                         PERIODS ENDED DEC. 31, 2011

                                                1 YEAR           5 YEAR            10 YEAR            SINCE INCEPTION
                                 INCEPTION      ANNUAL       AVERAGE ANNUAL     AVERAGE ANNUAL        AVERAGE ANNUAL
                                   DATE      TOTAL RETURN     TOTAL RETURN       TOTAL RETURN          TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------
S&P(R) Target 24 Portfolio (a)    10/6/99       8.56%             2.05%             3.63%                  0.22%
S&P 500(R) Index (b)                            2.11%            -0.25%             2.92%                  1.41%
---------------------------------------------------------------------------------------------------------------------


(a) Effective April 30, 2002, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the S&P(R) Target 10 Portfolio to the S&P(R) Target 24 Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided for the periods prior to April 30,2002, reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

(b) The S&P 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

S&P(R) TARGET 24 PORTFOLIO (CONTINUED)

----------------------------------------------
                                    % OF TOTAL
TOP 10 HOLDINGS                    INVESTMENTS
----------------------------------------------
Exxon Mobil Corp.                        12.8%
Texas Instruments, Inc.                  12.3
Philip Morris International, Inc.        12.2
Berkshire Hathaway, Inc.                 10.2
Biogen Idec, Inc.                         8.6
AutoZone, Inc.                            5.4
Northrop Grumman Corp.                    5.3
W.W. Grainger, Inc.                       4.0
ACE Ltd.                                  3.1
Xilinx, Inc.                              3.0
----------------------------------------------
                                 Total   76.9%
                                         =====


----------------------------------------------
                                    % OF TOTAL
SECTOR                             INVESTMENTS
----------------------------------------------
Information Technology                   18.3%
Financials                               16.0
Consumer Staples                         14.9
Health Care                              13.8
Energy                                   13.3
Industrials                              11.4
Consumer Discretionary                    9.6
Materials                                 2.7
----------------------------------------------
                                 Total  100.0%
                                        ======

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

NASDAQ(R) TARGET 15 PORTFOLIO

Over the twelve months ended December 31, 2011, the NASDAQ(R) Target 15 Portfolio posted a total return of 1.29% versus 3.68% for the NASDAQ 100 Index(R) over the same period. The NAV increased from $9.27 to $9.39 during the period.

Of the portfolio's 15 stocks, 9 advanced and 6 declined over the period. The top three performing stocks, by contribution to return, were Ross Stores, Inc.
(ROST), Dollar Tree, Inc. (DLTR) and Baidu, Inc. (BIDU). The worst-performing stocks, by contribution to return, were Netflix, Inc. (NFLX), Virgin Media, Inc.
(VMED) and Lam Research Corp. (LRCX).

The portfolio underperformed the NASDAQ 100 benchmark for the year. Netflix, Inc. (NFLX) was the biggest detractor, ending the year down over 60% due to significant customer losses which led to disappointing earnings. Virgin Media, Inc. (VMED) and Lam Research Corp. (LRCX) also underperformed. Discount retailers Ross Stores, Inc. (ROST) and Dollar Tree, Inc. (DLTR) were the top positive contributors to the portfolio performance. These retailers saw significant earnings and market share gains due to the American consumer's continued desire to make their shopping dollars go further. Also contributing positively to the portfolio were technology stocks Baidu, Inc. (BIDU) and Apple, Inc. (AAPL).

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.


--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          Dec. 31, 2001-Dec. 31, 2011

                           NASDAQ(R)                           NASDAQ(R) 100
                      Target 15 Portfolio                        Index (a)
Dec. 01                      10000                                 10000
Dec. 02                       7384                                  6248
Dec. 03                      10043                                  9339
Dec. 04                       9773                                 10343
Dec. 05                      10097                                 10539
Dec. 06                      10995                                 11307
Dec. 07                      13384                                 13482
Dec. 08                       6573                                  7878
Dec. 09                       7687                                 12181
Dec. 10                      10022                                 14635
Dec. 11                      10151                                 15174
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                         PERIODS ENDED DEC. 31, 2011

                                                1 YEAR           5 YEAR            10 YEAR            SINCE INCEPTION
                                 INCEPTION      ANNUAL       AVERAGE ANNUAL     AVERAGE ANNUAL        AVERAGE ANNUAL
                                   DATE      TOTAL RETURN     TOTAL RETURN       TOTAL RETURN          TOTAL RETURN
---------------------------------------------------------------------------------------------------------------------

NASDAQ(R) Target 15 Portfolio     10/6/99       1.29%            -1.58%             0.15%                 -0.51%
NASDAQ(R) 100 Index (a)                         3.68%             6.07%             4.26%                 -0.45%
---------------------------------------------------------------------------------------------------------------------


(a) The NASDAQ(R) 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ(R). (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

NASDAQ(R) TARGET 15 PORTFOLIO (CONTINUED)

----------------------------------------------
                                    % OF TOTAL
TOP 10 HOLDINGS                    INVESTMENTS
----------------------------------------------
Apple, Inc.                               9.1%
Baidu, Inc., ADR                          8.6
priceline.com, Inc.                       8.5
eBay, Inc.                                7.9
Ross Stores, Inc.                         7.8
Millicom International Cellular S.A.      7.6
Altera Corp.                              7.6
SanDisk Corp.                             7.3
Dollar Tree, Inc.                         7.2
Cognizant Technology Solutions Corp.,
   Class A                                6.4
----------------------------------------------
                                 Total   78.0%
                                         =====


----------------------------------------------
                                    % OF TOTAL
SECTOR                             INVESTMENTS
----------------------------------------------
Information Technology                   50.0%
Consumer Discretionary                   37.0
Telecommunication Services                7.6
Industrials                               5.4
----------------------------------------------
                                 Total  100.0%
                                        ======

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO

Over the twelve months ended December 31, 2011, the First Trust Target Focus Four Portfolio posted a total return of -10.91% versus 2.11% for the S&P 500(R) Index over the same period. The NAV decreased from $4.95 to $4.41 during the period.

Of the portfolio's 129 stocks, 44 advanced and 85 declined over the period. The top three performing stocks, by contribution to return, were NiSource, Inc.
(NI), Cleco Corp. (CNL) and Alliant Energy Corp. (LNT). The worst-performing stocks, by contribution to return, were Ford Motor Co. (F), Tata Motors Ltd., ADR (TTM) and TRW Automotive Holdings Corp. (TRW).

The portfolio was overweight in the auto and semiconductor industries, which were two of the worst-performing industries in the S&P 500 during 2011. Negative stock selection in the industrial sector also contributed to the portfolio underperformance. A large overweight in utilities was the biggest positive contributor to performance. The sector was the top performer in the benchmark for the year. Positive stock selection in the materials, financials and utilities sectors also helped mitigate some of the underperformance.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.


--------------------------------------------------------------------------------
                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          Dec. 31, 2001-Dec. 31, 2011

                            First Trust Target                    S&P 500(R)
                         Focus Four Portfolio (a)                  Index (b)
Dec. 01                           10000                              10000
Dec. 02                            6315                               7790
Dec. 03                            8648                              10024
Dec. 04                            9630                              11115
Dec. 05                            9685                              11661
Dec. 06                           10074                              13503
Dec. 07                           10648                              14245
Dec. 08                            5981                               8974
Dec. 09                            7704                              11350
Dec. 10                            9166                              13060
Dec. 11                            8166                              13335
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                PERIODS ENDED DEC. 31, 2011

                                               1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                                INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL   AVERAGE ANNUAL
                                  DATE      TOTAL RETURN    TOTAL RETURN     TOTAL RETURN     TOTAL RETURN
------------------------------------------------------------------------------------------------------------
First Trust Target Focus Four
   Portfolio (a)                 10/6/99      -10.91%          -4.11%           -2.00%           -6.47%
S&P 500(R) Index (b)                            2.11%          -0.25%            2.92%            1.41%
------------------------------------------------------------------------------------------------------------


(a) Effective November 19, 2007, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the First Trust 10 Uncommon Values Portfolio to the First Trust Target Focus Four Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided for the periods prior to November 19, 2007, reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

(b)   The S&P 500(R) Index is a capitalization-weighted index of 500 stocks.
      The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO (CONTINUED)

----------------------------------------------
                                    % OF TOTAL
TOP 10 HOLDINGS                    INVESTMENTS
----------------------------------------------
Ford Motor Co.                            5.5%
Cleco Corp.                               3.0
Tata Motors Ltd., ADR                     3.0
NiSource, Inc.                            2.3
Alliant Energy Corp.                      2.0
Chevron Corp.                             2.0
Pinnacle West Capital Corp.               2.0
MeadWestvaco Corp.                        1.9
F.N.B. Corp.                              1.9
Black Hills Corp.                         1.9
----------------------------------------------
                                 Total   25.5%
                                         =====


----------------------------------------------
                                    % OF TOTAL
SECTOR                             INVESTMENTS
----------------------------------------------
Consumer Discretionary                   22.8%
Utilities                                20.6
Financials                               13.4
Industrials                              11.7
Energy                                    8.7
Information Technology                    8.0
Telecommunication Services                7.3
Materials                                 5.4
Health Care                               1.2
Consumer Staples                          0.9
----------------------------------------------
                                 Total  100.0%
                                        ======

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

VALUE LINE(R) TARGET 25 PORTFOLIO

Over the twelve months ended December 31, 2011, the Value Line(R) Target 25 Portfolio posted a total return of -24.66% versus 1.03% for the Russell 3000(R) Index over the same period. The NAV decreased from $3.73 to $2.81 during the period.

Of the portfolio's 25 stocks, 5 advanced and 20 declined over the period. The top three performing stocks, by contribution to return, were Sally Beauty Holdings, Inc. (SBH), United Rentals, Inc. (URI) and Pier 1 Imports, Inc. (PIR). The worst-performing stocks, by contribution to return, were TRW Automotive Holdings Corp. (TRW), Atmel Corp. (ATML) and Tata Motors Ltd., ADR (TTM).

The portfolio had significant auto industry and semiconductor industry exposure during 2011. These were two of the worst performing S&P 500 industries during 2011 and resulted in portfolio underperformance. The top contributing stocks were: Sally Beauty Holdings, Inc. (SBH), United Rentals, Inc. (URI) and Pier 1 Imports, Inc. (PIR). The biggest detractors were: TRW Automotive Holdings Corp.
(TRW), Atmel Corp. (ATML) and Tata Motors Ltd., ADR (TTM).

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.


--------------------------------------------------------------------------------
                             GROWTH OF A $10,000 INITIAL INVESTMENT
                                  Dec. 31, 2001-Dec. 31, 2011

                        Value Line(R) Target 25           Russell 3000(R)
                             Portfolio (a)                   Index (b)
Dec. 01                          10000                         10000
Dec. 02                           5711                          7847
Dec. 03                           8048                         10284
Dec. 04                           9783                         11513
Dec. 05                          11711                         12222
Dec. 06                          12048                         14154
Dec. 07                          14241                         14897
Dec. 08                           6434                          9340
Dec. 09                           6891                         11989
Dec. 10                           8988                         14018
Dec. 11                           6772                         14162
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                          PERIODS ENDED DEC. 31, 2011

                                         1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                          INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL   AVERAGE ANNUAL
                            DATE      TOTAL RETURN    TOTAL RETURN     TOTAL RETURN     TOTAL RETURN
------------------------------------------------------------------------------------------------------
Value Line(R) Target 25
   Portfolio (a)           10/6/99      -24.66%         -10.89%           -3.82%           -9.85%
Russell 3000 Index (b)                    1.03%           0.01%            3.54%            2.21%
------------------------------------------------------------------------------------------------------


(a) Effective April 30, 2002, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided for the periods prior to April 30, 2002, reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

(b) The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                         DECEMBER 31, 2011 (UNAUDITED)

VALUE LINE(R) TARGET 25 PORTFOLIO (CONTINUED)


----------------------------------------------
                                    % OF TOTAL
TOP 10 HOLDINGS                    INVESTMENTS
----------------------------------------------
Fossil, Inc.                             10.2%
Sally Beauty Holdings, Inc.               7.3
Autoliv, Inc.                             6.6
Atmel Corp.                               6.5
Ford Motor Co.                            6.2
TRW Automotive Holdings Corp.             6.0
MetroPCS Communications, Inc.             6.0
Deckers Outdoor Corp.                     5.7
Tata Motors Ltd., ADR                     5.7
RPC, Inc.                                 5.2
----------------------------------------------
                                 Total   65.4%
                                         =====


----------------------------------------------
                                    % OF TOTAL
SECTOR                             INVESTMENTS
----------------------------------------------
Consumer Discretionary                   55.5%
Information Technology                   19.8
Industrials                              12.4
Telecommunication Services                7.0
Energy                                    5.3
----------------------------------------------
                                 Total  100.0%
                                        ======

FIRST DEFINED PORTFOLIO FUND, LLC
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2011 (UNAUDITED)


As an Interest holder of the Target Managed VIP Portfolio, The Dow(R) DART 10 Portfolio, The Dow(R) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus Four Portfolio or Value Line (R) Target 25 Portfolio (the "Portfolios"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2011 to December 31, 2011.

                                ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                      HYPOTHETICAL
                                              ACTUAL EXPENSES                  (5% RETURN BEFORE EXPENSES)
                                          ----------------------------------  ----------------------------------
                                                                   EXPENSES                            EXPENSES
                                          BEGINNING     ENDING    PAID DURING BEGINNING     ENDING   PAID DURING
                                           ACCOUNT     ACCOUNT    PERIOD (a)   ACCOUNT     ACCOUNT    PERIOD (a)
                                            VALUE       VALUE     07/01/2011-   VALUE       VALUE     07/01/2011-  EXPENSE
                                          07/01/2011  12/31/2011  12/31/2011  07/01/2011  12/31/2011  12/31/2011  RATIO (b)
                                          ----------  ----------  ----------  ----------  ----------  ----------  ----------

Target Managed VIP Portfolio...........   $ 1,000.00  $   907.90    $7.07     $ 1,000.00  $ 1,017.80    $7.48       1.47%
The Dow(R) DART 10 Portfolio...........     1,000.00    1,047.10     7.58       1,000.00    1,017.80     7.48       1.47
The Dow(R) Target Dividend Portfolio ..     1,000.00      998.00     7.40       1,000.00    1,017.80     7.48       1.47
Global Dividend Target 15 Portfolio ...     1,000.00      902.10     7.05       1,000.00    1,017.80     7.48       1.47
S&P(R) Target 24 Portfolio.............     1,000.00      961.60     7.27       1,000.00    1,017.80     7.48       1.47
NASDAQ(R) Target 15 Portfolio..........     1,000.00      891.70     7.01       1,000.00    1,017.80     7.48       1.47
First Trust Target Focus Four Portfolio     1,000.00      869.80     6.46       1,000.00    1,018.30     6.97       1.37
Value Line(R) Target 25 Portfolio......     1,000.00      715.00     6.35       1,000.00    1,017.80     7.48       1.47



(a) Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

(b)   These expense ratios reflect expense caps.

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - 98.2%

             AEROSPACE & DEFENSE - 1.2%
      1,953  GeoEye, Inc. (b).................................................................  $       43,396
      3,270  Northrop Grumman Corp............................................................         191,229
                                                                                                --------------
                                                                                                       234,625
                                                                                                --------------

             AIR FREIGHT & LOGISTICS - 0.1%
      1,587  Park-Ohio Holdings Corp. (b).....................................................          28,312
                                                                                                --------------

             AIRLINES - 0.1%
      5,218  US Airways Group, Inc. (b).......................................................          26,455
                                                                                                --------------

             AUTO COMPONENTS - 1.7%
      2,896  Autoliv, Inc.....................................................................         154,907
      1,988  Tenneco, Inc. (b)................................................................          59,203
      3,931  TRW Automotive Holdings Corp. (b)................................................         128,150
                                                                                                --------------
                                                                                                       342,260
                                                                                                --------------

             AUTOMOBILES - 4.2%
     50,310  Ford Motor Co....................................................................         541,335
     17,374  Tata Motors Ltd., ADR............................................................         293,621
                                                                                                --------------
                                                                                                       834,956
                                                                                                --------------

             BIOTECHNOLOGY - 1.5%
      2,809  Biogen Idec, Inc. (b)............................................................         309,130
                                                                                                --------------

             CHEMICALS - 0.6%
      1,891  Innophos Holdings, Inc...........................................................          91,827
        273  PPG Industries, Inc..............................................................          22,793
        182  Sherwin-Williams (The) Co........................................................          16,247
                                                                                                --------------
                                                                                                       130,867
                                                                                                --------------

             COMMERCIAL BANKS - 3.3%
     17,986  Banco Bilbao Vizcaya Argentaria S.A., ADR........................................         154,140
     17,152  Banco Santander S.A., ADR........................................................         128,983
      2,993  Bank of The Ozarks, Inc..........................................................          88,682
      2,946  Community Bank System, Inc.......................................................          81,899
     10,142  F.N.B. Corp......................................................................         114,706
     11,529  Susquehanna Bancshares, Inc......................................................          96,613
                                                                                                --------------
                                                                                                       665,023
                                                                                                --------------

             COMMERCIAL SERVICES & SUPPLIES - 0.5%
      1,512  Portfolio Recovery Associates, Inc. (b)..........................................         102,090
                                                                                                --------------

             COMMUNICATIONS EQUIPMENT - 0.8%
      2,701  Finisar Corp. (b)................................................................          45,228
      3,174  NetGear, Inc. (b)................................................................         106,551
      4,350  Oclaro, Inc. (b).................................................................          12,267
                                                                                                --------------
                                                                                                       164,046
                                                                                                --------------

             COMPUTERS & PERIPHERALS - 6.0%
      2,589  Apple, Inc. (b)..................................................................       1,048,545
      3,054  SanDisk Corp. (b)................................................................         150,287
                                                                                                --------------
                                                                                                     1,198,832
                                                                                                --------------

                       See Notes to Financial Statements                 Page 21

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011

   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - (CONTINUED)

             CONSUMER FINANCE - 1.0%
      4,107  EZCORP, Inc. (b).................................................................  $      108,302
      1,400  World Acceptance Corp. (b).......................................................         102,900
                                                                                                --------------
                                                                                                       211,202
                                                                                                --------------

             CONTAINERS & PACKAGING - 0.3%
      7,483  Boise, Inc.......................................................................          53,279
                                                                                                --------------

             DIVERSIFIED TELECOMMUNICATION SERVICES - 6.4%
     22,996  AT&T, Inc........................................................................         695,399
     13,879  Deutsche Telekom AG, ADR.........................................................         158,915
      8,451  France Telecom S.A., ADR.........................................................         132,343
      2,541  General Communication, Inc. (b)..................................................          24,876
     12,106  Koninklijke KPN N.V., ADR........................................................         144,303
      7,801  Telefonica S.A., ADR.............................................................         134,099
                                                                                                --------------
                                                                                                     1,289,935
                                                                                                --------------

             ELECTRIC UTILITIES - 2.9%
      5,859  E.ON AG, ADR.....................................................................         125,324
     35,475  Enel SpA, ADR....................................................................         141,900
      5,778  Iberdrola S.A., ADR..............................................................         139,250
      9,115  SSE PLC, ADR.....................................................................         183,120
                                                                                                --------------
                                                                                                       589,594
                                                                                                --------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.5%
      1,502  DTS, Inc. (b)....................................................................          40,915
      3,243  Power-One, Inc. (b)..............................................................          12,680
      4,974  Vishay Intertechnology, Inc. (b).................................................          44,716
                                                                                                --------------
                                                                                                        98,311
                                                                                                --------------

             ENERGY EQUIPMENT & SERVICES - 0.5%
        252  FMC Technologies, Inc. (b).......................................................          13,162
      4,903  RPC, Inc.........................................................................          89,480
                                                                                                --------------
                                                                                                       102,642
                                                                                                --------------

             FOOD PRODUCTS - 0.5%
      1,935  Diamond Foods, Inc...............................................................          62,443
        640  Mead Johnson Nutrition Co........................................................          43,987
                                                                                                --------------
                                                                                                       106,430
                                                                                                --------------

             HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
      1,099  C.R. Bard, Inc...................................................................          93,964
      2,461  Cyberonics, Inc. (b).............................................................          82,444
      1,423  Varian Medical Systems, Inc. (b).................................................          95,526
                                                                                                --------------
                                                                                                       271,934
                                                                                                --------------

             HEALTH CARE PROVIDERS & SERVICES - 0.7%
      1,098  Air Methods Corp. (b)............................................................          92,726
      2,910  Hanger Orthopedic Group, Inc. (b)................................................          54,388
                                                                                                --------------
                                                                                                       147,114
                                                                                                --------------

             HOTELS, RESTAURANTS & LEISURE - 4.9%
      8,755  McDonald's Corp..................................................................         878,389
      6,267  Texas Roadhouse, Inc.............................................................          93,378
                                                                                                --------------
                                                                                                       971,767
                                                                                                --------------

Page 22                See Notes to Financial Statements

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - (CONTINUED)

             INSURANCE - 3.7%
      1,583  ACE Ltd..........................................................................  $      111,000
      4,841  Berkshire Hathaway, Inc. (b).....................................................         369,369
      1,424  Chubb Corp.......................................................................          98,569
      6,853  Zurich Financial Services AG, ADR................................................         155,426
                                                                                                --------------
                                                                                                       734,364
                                                                                                --------------

             INTERNET & CATALOG RETAIL - 2.6%
      7,320  Liberty Media Corp. - Interactive, Class A (b)...................................         118,694
      1,422  Netflix, Inc. (b)................................................................          98,530
        633  priceline.com, Inc. (b)..........................................................         296,061
                                                                                                --------------
                                                                                                       513,285
                                                                                                --------------
             INTERNET SOFTWARE & SERVICES - 5.1%
      3,426  Baidu, Inc., ADR (b).............................................................         399,026
     16,845  eBay, Inc. (b)...................................................................         510,909
      4,032  j2 Global, Inc...................................................................         113,461
                                                                                                --------------
                                                                                                     1,023,396
                                                                                                --------------

             IT SERVICES - 6.5%
      3,733  Cardtronics, Inc. (b)............................................................         101,015
      3,870  Cognizant Technology Solutions Corp., Class A (b)................................         248,880
      4,601  International Business Machines Corp.............................................         846,032
      2,195  Teradata Corp. (b)...............................................................         106,479
                                                                                                --------------
                                                                                                     1,302,406
                                                                                                --------------

             LEISURE EQUIPMENT & PRODUCTS - 0.3%
      1,644  Sturm Ruger & Co, Inc............................................................          55,008
                                                                                                --------------

             LIFE SCIENCES TOOLS & SERVICES - 0.5%
      5,146  PAREXEL International Corp. (b)..................................................         106,728
                                                                                                --------------

             MACHINERY - 1.0%
      1,338  Joy Global, Inc..................................................................         100,310
      2,784  NN, Inc. (b).....................................................................          16,704
      1,300  Pall Corp........................................................................          74,295
                                                                                                --------------
                                                                                                       191,309
                                                                                                --------------

             MEDIA - 1.0%
      2,384  Arbitron, Inc....................................................................          82,033
      1,621  Valassis Communications, Inc. (b)................................................          31,172
      4,089  Virgin Media, Inc................................................................          87,423
                                                                                                --------------
                                                                                                       200,628
                                                                                                --------------

             METALS & MINING - 0.3%
      1,573  Freeport-McMoRan Copper & Gold, Inc..............................................          57,871
                                                                                                --------------

             MULTI-UTILITIES - 2.1%
      4,894  GDF Suez S.A., ADR...............................................................         132,970
      3,985  National Grid PLC, ADR...........................................................         193,193
      2,685  RWE AG, ADR......................................................................          93,787
                                                                                                --------------
                                                                                                       419,950
                                                                                                --------------

                       See Notes to Financial Statements                 Page 23

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - (CONTINUED)

             MULTILINE RETAIL - 1.6%
      1,906  Dillard's, Inc...................................................................  $       85,541
      1,608  Dollar Tree, Inc. (b)............................................................         133,641
      1,726  Family Dollar Stores, Inc........................................................          99,521
                                                                                                --------------
                                                                                                       318,703
                                                                                                --------------

             OIL, GAS & CONSUMABLE FUELS - 4.1%
      4,059  Eni S.p.A., ADR..................................................................         167,515
      5,439  Exxon Mobil Corp.................................................................         461,010
        144  Newfield Exploration Co. (b).....................................................           5,433
      3,305  Total S.A., ADR..................................................................         168,919
     10,218  USEC, Inc. (b)...................................................................          11,648
                                                                                                --------------
                                                                                                       814,525
                                                                                                --------------

             PAPER & FOREST PRODUCTS - 0.3%
      4,067  Kapstone Paper and Packaging Corp. (b)...........................................          64,015
                                                                                                --------------

             PHARMACEUTICALS - 2.5%
      3,840  AstraZeneca PLC, ADR.............................................................         177,754
      4,515  GlaxoSmithKline PLC, ADR.........................................................         206,019
      5,648  Impax Laboratories, Inc. (b).....................................................         113,920
                                                                                                --------------
                                                                                                       497,693
                                                                                                --------------

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.5%
      4,039  Altera Corp......................................................................         149,847
     15,305  Atmel Corp. (b)..................................................................         123,971
      4,102  Fairchild Semiconductor International, Inc. (b)..................................          49,388
     12,683  GT Advanced Technologies, Inc. (b)...............................................          91,825
      1,593  LAM Research Corp. (b)...........................................................          58,973
      9,201  RF Micro Devices, Inc. (b).......................................................          49,685
     15,247  Texas Instruments, Inc...........................................................         443,840
      5,251  TriQuint Semiconductor, Inc. (b).................................................          25,572
      3,396  Xilinx, Inc......................................................................         108,876
                                                                                                --------------
                                                                                                     1,101,977
                                                                                                --------------

             SOFTWARE - 5.1%
      2,898  ACI Worldwide, Inc. (b)..........................................................          82,999
     24,098  Microsoft Corp...................................................................         625,584
      3,635  NetScout Systems, Inc. (b).......................................................          63,976
      3,028  Smith Micro Software, Inc. (b)...................................................           3,422
      3,209  Synchronoss Technologies, Inc. (b)...............................................          96,944
      2,212  Ultimate Software Group, Inc. (b)................................................         144,045
                                                                                                --------------
                                                                                                     1,016,970
                                                                                                --------------

             SPECIALTY RETAIL - 8.8%
        601  AutoZone, Inc. (b)...............................................................         195,307
      2,266  Children's Place Retail Stores (The), Inc. (b)...................................         120,370
      2,450  Hibbett Sports, Inc. (b).........................................................         110,691
     19,318  Home Depot (The), Inc............................................................         812,129
      2,646  Monro Muffler Brake, Inc.........................................................         102,638
      3,173  Pier 1 Imports, Inc. (b).........................................................          44,200
      3,067  Ross Stores, Inc.................................................................         145,775
      5,902  Sally Beauty Holdings, Inc. (b)..................................................         124,709


Page 24                See Notes to Financial Statements

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - (CONTINUED)

             SPECIALTY RETAIL - (CONTINUED)
      2,459  Vitamin Shoppe, Inc. (b).........................................................  $       98,065
                                                                                                --------------
                                                                                                     1,753,884
                                                                                                --------------

             TEXTILES, APPAREL & LUXURY GOODS - 2.4%
      1,296  Deckers Outdoor Corp. (b)........................................................          97,939
      2,183  Fossil, Inc. (b).................................................................         173,243
      1,691  G-III Apparel Group Ltd. (b).....................................................          42,123
      2,067  Maidenform Brands, Inc. (b)......................................................          37,826
      3,692  Steven Madden Ltd. (b)...........................................................         127,374
                                                                                                --------------
                                                                                                       478,505
                                                                                                --------------

             TOBACCO - 2.5%
        464  Lorillard, Inc...................................................................          52,896
      5,617  Philip Morris International, Inc.................................................         440,822
                                                                                                --------------
                                                                                                       493,718
                                                                                                --------------

             TRADING COMPANIES & DISTRIBUTORS - 1.0%
      2,004  United Rentals, Inc. (b).........................................................          59,218
        776  W.W. Grainger, Inc...............................................................         145,260
                                                                                                --------------
                                                                                                       204,478
                                                                                                --------------

             WIRELESS TELECOMMUNICATION SERVICES - 2.2%
     11,841  MetroPCS Communications, Inc. (b)................................................         102,780
      1,412  Millicom International Cellular S.A..............................................         142,598
      6,740  Vodafone Group PLC, ADR..........................................................         188,922
                                                                                                --------------
                                                                                                       434,300
                                                                                                --------------

             TOTAL INVESTMENTS - 98.2%........................................................      19,662,517
             (Cost $19,710,680) (c)

             NET OTHER ASSETS AND LIABILITIES - 1.8%..........................................         350,804
                                                                                                --------------
             NET ASSETS - 100.0%..............................................................  $   20,013,321
                                                                                                ==============

-------------------------------------------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $19,710,680. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,367,175 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,415,338.

ADR   American Depositary Receipt

VALUATION INPUTS
A summary of the inputs used to value the Portfolio's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                             TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                            VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                           12/31/2011        PRICES          INPUTS           INPUTS
                                                          ------------    ------------    ------------     ------------
Common Stocks*.......................................     $ 19,662,517    $ 19,662,517    $         --     $         --
                                                          ============    ============    ============     ============

* See the Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                 Page 25

THE DOW (R) DART 10 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011

   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
 COMMON STOCKS - 98.5%

             COMPUTERS & PERIPHERALS - 5.6%
     14,776  Hewlett-Packard Co...............................................................  $      380,630
                                                                                                --------------

             DIVERSIFIED TELECOMMUNICATION SERVICES - 20.0%
     21,337  AT&T, Inc........................................................................         645,231
     17,575  Verizon Communications, Inc......................................................         705,109
                                                                                                --------------
                                                                                                     1,350,340
                                                                                                --------------

             FOOD & STAPLES RETAILING - 10.2%
     11,562  Wal-Mart Stores, Inc.............................................................         690,945
                                                                                                --------------

             HOTELS, RESTAURANTS & LEISURE - 12.0%
      8,122  McDonald's Corp..................................................................         814,880
                                                                                                --------------

             HOUSEHOLD PRODUCTS - 9.6%
      9,708  Procter & Gamble (The) Co........................................................         647,621
                                                                                                --------------

             INSURANCE - 9.8%
     11,249  Travelers (The) Cos., Inc........................................................         665,603
                                                                                                --------------

             IT SERVICES - 11.6%
      4,268  International Business Machines Corp.............................................         784,800
                                                                                                --------------

             SOFTWARE - 8.6%
     22,358  Microsoft Corp...................................................................         580,414
                                                                                                --------------

             SPECIALTY RETAIL - 11.1%
     17,925  Home Depot (The), Inc............................................................         753,567
                                                                                                --------------

             TOTAL INVESTMENTS - 98.5%........................................................       6,668,800
             (Cost $6,201,916) (b)

             NET OTHER ASSETS AND LIABILITIES - 1.5%..........................................         101,550
                                                                                                --------------
             NET ASSETS - 100.0%..............................................................  $    6,770,350
                                                                                                ==============

-------------------------------------------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for federal income tax purposes is $6,201,916. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $676,427 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $209,543.


VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                             TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                            VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                           12/31/2011        PRICES          INPUTS           INPUTS
                                                          ------------    ------------    ------------     ------------
Common Stocks*.......................................     $  6,668,800    $  6,668,800    $         --     $         --
                                                          ============    ============    ============     ============


* See the Portfolio of Investments for industry breakout.

Page 26                See Notes to Financial Statements

THE DOW(R) TARGET DIVIDEND PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - 95.4%

             AEROSPACE & DEFENSE - 4.2%
     15,596  Northrop Grumman Corp............................................................  $      912,054
                                                                                                --------------

             BUILDING PRODUCTS - 3.8%
     79,615  Masco Corp.......................................................................         834,365
                                                                                                --------------

             COMMERCIAL BANKS - 8.1%
    100,888  F.N.B. Corp......................................................................       1,141,043
     71,212  First Niagara Financial Group, Inc...............................................         614,560
                                                                                                --------------
                                                                                                     1,755,603
                                                                                                --------------

             COMMERCIAL SERVICES & SUPPLIES - 3.9%
     59,176  R.R. Donnelley & Sons Co.........................................................         853,910
                                                                                                --------------

             DIVERSIFIED TELECOMMUNICATION SERVICES - 8.5%
     34,525  AT&T, Inc........................................................................       1,044,036
     21,880  Centurylink, Inc.................................................................         813,936
                                                                                                --------------
                                                                                                     1,857,972
                                                                                                --------------

             ELECTRIC UTILITIES - 20.9%
     32,599  Cleco Corp.......................................................................       1,242,022
     26,120  Edison International.............................................................       1,081,368
     14,237  Entergy Corp.....................................................................       1,040,013
     24,267  Pinnacle West Capital Corp.......................................................       1,169,184
                                                                                                --------------
                                                                                                     4,532,587
                                                                                                --------------

             HOUSEHOLD DURABLES - 4.7%
     43,844  Leggett & Platt, Inc.............................................................       1,010,166
                                                                                                --------------

             INSURANCE - 8.4%
     31,710  Allstate Corp....................................................................         869,171
     31,652  Cincinnati Financial Corp........................................................         964,120
                                                                                                --------------
                                                                                                     1,833,291
                                                                                                --------------

             MULTI-UTILITIES - 22.2%
     27,461  Alliant Energy Corp..............................................................       1,211,305
     33,331  Black Hills Corp.................................................................       1,119,255
     20,637  Integrys Energy Group, Inc.......................................................       1,118,113
     57,397  NiSource, Inc....................................................................       1,366,622
                                                                                                --------------
                                                                                                     4,815,295
                                                                                                --------------

             OIL, GAS & CONSUMABLE FUELS - 5.4%
     11,074  Chevron Corp.....................................................................       1,178,273
                                                                                                --------------

             PAPER & FOREST PRODUCTS - 5.3%
     38,415  MeadWestvaco Corp................................................................       1,150,529
                                                                                                --------------

             TOTAL INVESTMENTS - 95.4%........................................................      20,734,045
             (Cost $19,792,940) (b)

             NET OTHER ASSETS AND LIABILITIES - 4.6%..........................................       1,006,870
                                                                                                --------------
             NET ASSETS - 100.0%..............................................................  $   21,740,915
                                                                                                ==============

                       See Notes to Financial Statements                 Page 27

THE DOW(R) TARGET DIVIDEND PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011


-------------------------------------------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for federal income tax purposes is $19,792,940. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,825,312 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $884,207.



VALUATION INPUTS
A summary of the inputs used to value the Portfolio's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                                                            LEVEL 2          LEVEL 3
                                                             TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                            VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                           12/31/2011        PRICES          INPUTS           INPUTS
                                                          ------------    ------------    ------------     ------------
Common Stocks*.......................................     $ 20,734,045    $ 20,734,045    $         --     $         --
                                                          ============    ============    ============     ============


* See the Portfolio of Investments for industry breakout.


Page 28                See Notes to Financial Statements

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - 99.0%

             CHINA - 18.4%
  3,480,000  Bank of China Ltd................................................................  $    1,281,483
  2,493,000  Industrial & Commercial Bank of China Ltd........................................       1,479,758
  1,418,000  PetroChina Co., Ltd., Class H....................................................       1,765,510
                                                                                                --------------
                                                                                                     4,526,751
                                                                                                --------------

             HONG KONG - 7.2%
    540,000  BOC Hong Kong Holdings Ltd.......................................................       1,279,320
    387,000  Esprit Holdings Ltd..............................................................         499,282
                                                                                                --------------
                                                                                                     1,778,602
                                                                                                --------------

             UNITED KINGDOM - 31.0%
    349,361  BAE Systems PLC..................................................................       1,546,820
    635,545  BT Group PLC.....................................................................       1,884,171
    392,330  Man Group PLC....................................................................         765,870
    920,668  RSA Insurance Group PLC..........................................................       1,504,135
    695,203  Vodafone Group PLC...............................................................       1,931,479
                                                                                                --------------
                                                                                                     7,632,475
                                                                                                --------------

             UNITED STATES - 42.4%
     62,076  AT&T, Inc........................................................................       1,877,178
     86,890  Intel Corp.......................................................................       2,107,082
     57,651  Kraft Foods, Inc., Class A.......................................................       2,153,841
    103,379  Pfizer, Inc......................................................................       2,237,122
     51,138  Verizon Communications, Inc......................................................       2,051,657
                                                                                                --------------
                                                                                                    10,426,880
                                                                                                --------------

             TOTAL INVESTMENTS - 99.0%........................................................      24,364,708
             (Cost $27,525,088) (b)

             NET OTHER ASSETS AND LIABILITIES - 1.0%..........................................         236,856
                                                                                                --------------
             NET ASSETS - 100.0%..............................................................  $   24,601,564
                                                                                                ==============

-------------------------------------------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for federal income tax purposes is $27,525,088. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,874,077 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,034,457.

VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                             TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                            VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                           12/31/2011        PRICES          INPUTS           INPUTS
                                                          ------------    ------------    ------------     ------------
Common Stocks*.......................................     $ 24,364,708    $ 24,364,708    $         --     $         --
                                                          ============    ============    ============     ============


*See the Portfolio of Investments for country breakout.


                       See Notes to Financial Statements                 Page 29

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011


INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:

             Diversified Telecommunication Services....................... 23.6%
             Commercial Banks............................................. 16.4
             Pharmaceuticals..............................................  9.1
             Food Products................................................  8.8
             Semiconductors & Semiconductor Equipment.....................  8.6
             Wireless Telecommunication Services..........................  7.8
             Oil, Gas & Consumable Fuels..................................  7.2
             Aerospace & Defense..........................................  6.3
             Insurance....................................................  6.1
             Capital Markets..............................................  3.1
             Specialty Retail.............................................  2.0
             Net Other Assets and Liabilities.............................  1.0
                                                                          ------
                                                                          100.0%
                                                                          ======

Page 30                See Notes to Financial Statements

S&P(R) TARGET 24 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - 98.9%

             AEROSPACE & DEFENSE - 5.2%
      8,244  Northrop Grumman Corp............................................................  $      482,109
                                                                                                --------------

             BIOTECHNOLOGY - 8.5%
      7,079  Biogen Idec, Inc. (b)............................................................         779,044
                                                                                                --------------

             CHEMICALS - 1.1%
        687  PPG Industries, Inc..............................................................          57,357
        458  Sherwin-Williams (The) Co........................................................          40,886
                                                                                                --------------
                                                                                                        98,243
                                                                                                --------------

             ENERGY EQUIPMENT & SERVICES - 0.4%
        638  FMC Technologies, Inc. (b).......................................................          33,323
                                                                                                --------------

             FOOD PRODUCTS - 1.2%
      1,613  Mead Johnson Nutrition Co........................................................         110,861
                                                                                                --------------

             HEALTH CARE EQUIPMENT & SUPPLIES - 5.2%
      2,771  C.R. Bard, Inc...................................................................         236,921
      3,585  Varian Medical Systems, Inc. (b).................................................         240,661
                                                                                                --------------
                                                                                                       477,582
                                                                                                --------------

             INSURANCE - 15.9%
      3,986  ACE Ltd..........................................................................         279,499
     12,201  Berkshire Hathaway, Inc. (b).....................................................         930,936
      3,587  Chubb Corp.......................................................................         248,292
                                                                                                --------------
                                                                                                     1,458,727
                                                                                                --------------

             INTERNET & CATALOG RETAIL - 1.4%
      1,846  Netflix, Inc. (b)................................................................         127,909
                                                                                                --------------

             IT SERVICES - 2.9%
      5,532  Teradata Corp. (b)...............................................................         268,357
                                                                                                --------------

             MACHINERY - 2.0%
      3,277  Pall Corp........................................................................         187,281
                                                                                                --------------

             METALS & MINING - 1.6%
      3,964  Freeport-McMoRan Copper & Gold, Inc..............................................         145,836
                                                                                                --------------

             MULTILINE RETAIL - 2.7%
      4,352  Family Dollar Stores, Inc........................................................         250,936
                                                                                                --------------

             OIL, GAS & CONSUMABLE FUELS - 12.8%
     13,711  Exxon Mobil Corp.................................................................       1,162,144
        361  Newfield Exploration Co. (b).....................................................          13,621
                                                                                                --------------
                                                                                                     1,175,765
                                                                                                --------------

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 15.2%
     38,432  Texas Instruments, Inc...........................................................       1,118,755
      8,562  Xilinx, Inc......................................................................         274,498
                                                                                                --------------
                                                                                                     1,393,253
                                                                                                --------------

             SPECIALTY RETAIL - 5.3%
      1,513  AutoZone, Inc. (b)...............................................................         491,680
                                                                                                --------------


                       See Notes to Financial Statements                 Page 31

S&P(R) TARGET 24 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - (CONTINUED)

             TOBACCO - 13.5%
      1,166  Lorillard, Inc...................................................................  $      132,924
     14,162  Philip Morris International, Inc.................................................       1,111,434
                                                                                                --------------
                                                                                                     1,244,358
                                                                                                --------------

             TRADING COMPANIES & DISTRIBUTORS - 4.0%
      1,953  W.W. Grainger, Inc...............................................................         365,582
                                                                                                --------------

             TOTAL INVESTMENTS - 98.9%........................................................       9,090,846
             (Cost $8,881,885) (c)

             NET OTHER ASSETS AND LIABILITIES - 1.1%..........................................          97,349
                                                                                                --------------
             NET ASSETS - 100.0%..............................................................  $    9,188,195
                                                                                                ==============

-------------------------------------------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security

(c) Aggregate cost for federal income tax purposes is $8,881,885. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $580,730 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $371,769.


VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                             TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                            VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                           12/31/2011        PRICES          INPUTS           INPUTS
                                                          ------------    ------------    ------------     ------------
Common Stocks*.......................................     $  9,090,846    $  9,090,846    $         --     $         --
                                                          ============    ============    ============     ============


* See the Portfolio of Investments for industry breakout.


Page 32                See Notes to Financial Statements

NASDAQ(R) TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - 100.5%

             COMPUTERS & PERIPHERALS - 16.5%
        999  Apple, Inc. (b)..................................................................  $      404,595
      6,528  SanDisk Corp. (b)................................................................         321,243
                                                                                                --------------
                                                                                                       725,838
                                                                                                --------------

             INTERNET & CATALOG RETAIL - 17.4%
     17,340  Liberty Media Corp. - Interactive, Class A (b)...................................         281,168
      1,630  Netflix, Inc. (b)................................................................         112,942
        801  priceline.com, Inc. (b)..........................................................         374,636
                                                                                                --------------
                                                                                                       768,746
                                                                                                --------------

             INTERNET SOFTWARE & SERVICES - 16.6%
      3,278  Baidu, Inc., ADR (b).............................................................         381,788
     11,463  eBay, Inc. (b)...................................................................         347,673
                                                                                                --------------
                                                                                                       729,461
                                                                                                --------------

             IT SERVICES - 6.4%
      4,382  Cognizant Technology Solutions Corp., Class A (b)................................         281,806
                                                                                                --------------

             MACHINERY - 5.4%
      3,172  Joy Global, Inc..................................................................         237,805
                                                                                                --------------

             MEDIA - 4.7%
      9,683  Virgin Media, Inc................................................................         207,023
                                                                                                --------------

             MULTILINE RETAIL - 7.2%
      3,809  Dollar Tree, Inc. (b)............................................................         316,566
                                                                                                --------------

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.8%
      9,026  Altera Corp......................................................................         334,865
      3,774  LAM Research Corp. (b)...........................................................         139,713
                                                                                                --------------
                                                                                                       474,578
                                                                                                --------------

             SPECIALTY RETAIL - 7.8%
      7,264  Ross Stores, Inc.................................................................         345,258
                                                                                                --------------

             WIRELESS TELECOMMUNICATION SERVICES - 7.7%
      3,345  Millicom International Cellular S.A..............................................         337,812
                                                                                                --------------

             TOTAL INVESTMENTS - 100.5%.......................................................       4,424,893
             (Cost $4,592,145) (c)

             NET OTHER ASSETS AND LIABILITIES - (0.5%)........................................         (21,422)
                                                                                                --------------
             NET ASSETS - 100.0%..............................................................  $    4,403,471
                                                                                                ==============

-------------------------------------------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security

(c) Aggregate cost for federal income tax purposes is $4,592,145. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $257,903 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $425,155.

ADR   American Depositary Receipt

                       See Notes to Financial Statements                 Page 33

NASDAQ(R) TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011

VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                             TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                            VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                           12/31/2011        PRICES          INPUTS           INPUTS
                                                          ------------    ------------    ------------     ------------
Common Stocks*.......................................     $  4,424,893    $  4,424,893    $         --     $         --
                                                          ============    ============    ============     ============

* See the Portfolio of Investments for industry breakout.


Page 34                See Notes to Financial Statements

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - 100.6%

             AEROSPACE & DEFENSE - 1.9%

        849  Ceradyne, Inc. (b)...............................................................  $       22,736
      1,852  Northrop Grumman Corp............................................................         108,305
                                                                                                --------------
                                                                                                       131,041
                                                                                                --------------

             AIR FREIGHT & LOGISTICS - 0.3%
      1,131  Park-Ohio Holdings Corp. (b).....................................................          20,177
                                                                                                --------------

             AIRLINES - 0.3%
      3,720  US Airways Group, Inc. (b).......................................................          18,860
                                                                                                --------------

             AUTO COMPONENTS - 3.5%
      2,065  Autoliv, Inc.....................................................................         110,457
      1,417  Tenneco, Inc. (b)................................................................          42,198
      2,803  TRW Automotive Holdings Corp. (b)................................................          91,378
                                                                                                --------------
                                                                                                       244,033
                                                                                                --------------

             AUTOMOBILES - 9.2%
     35,865  Ford Motor Co....................................................................         385,907
        810  Honda Motor Co., Ltd., ADR.......................................................          24,746
     12,386  Tata Motors Ltd., ADR............................................................         209,323
        405  Toyota Motor Corp., ADR..........................................................          26,783
                                                                                                --------------
                                                                                                       646,759
                                                                                                --------------

             BUILDING PRODUCTS - 1.4%
      9,452  Masco Corp.......................................................................          99,057
                                                                                                --------------

             CAPITAL MARKETS - 0.5%
        615  Deutsche Bank AG.................................................................          23,284
        755  Piper Jaffray Cos. (b)...........................................................          15,251
                                                                                                --------------
                                                                                                        38,535
                                                                                                --------------

             CHEMICALS - 1.1%
      1,041  Ashland, Inc.....................................................................          59,503
        689  OM Group, Inc. (b)...............................................................          15,427
                                                                                                --------------
                                                                                                        74,930
                                                                                                --------------

             COMMERCIAL BANKS - 6.5%
      3,031  Banco Santander S.A., ADR........................................................          22,793
      1,942  Barclays PLC, ADR................................................................          21,343
      2,728  East West Bancorp, Inc...........................................................          53,878
     11,977  F.N.B. Corp......................................................................         135,460
      8,454  First Niagara Financial Group, Inc...............................................          72,958
      2,575  International Bancshares Corp....................................................          47,213
      5,910  Mitsubishi UFJ Financial Group, Inc., ADR........................................          24,763
      8,321  Mizuho Financial Group, Inc., ADR................................................          22,300
      4,449  Sumitomo Mitsui Financial Group, Inc., ADR.......................................          24,514
        276  Westpac Banking Corp., ADR.......................................................          28,262
                                                                                                --------------
                                                                                                       453,484
                                                                                                --------------

             COMMERCIAL SERVICES & SUPPLIES - 1.8%
        850  G&K Services, Inc................................................................          24,743
      7,025  R.R. Donnelley & Sons Co.........................................................         101,371
                                                                                                --------------
                                                                                                       126,114
                                                                                                --------------


                       See Notes to Financial Statements                 Page 35

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - (CONTINUED)

             COMMUNICATIONS EQUIPMENT - 1.0%
      1,107  Bel Fuse, Inc....................................................................  $       20,756
        673  Black Box Corp...................................................................          18,871
      1,925  Finisar Corp. (b)................................................................          32,234
                                                                                                --------------
                                                                                                        71,861
                                                                                                --------------

             CONSTRUCTION MATERIALS - 0.2%
      5,527  Headwaters, Inc. (b).............................................................          12,270
                                                                                                --------------

             CONTAINERS & PACKAGING - 0.5%
      2,658  Myers Industries, Inc............................................................          32,800
                                                                                                --------------

             DIVERSIFIED FINANCIAL SERVICES - 0.3%
      3,330  ING Groep N.V., ADR (b)..........................................................          23,876
                                                                                                --------------

             DIVERSIFIED TELECOMMUNICATION SERVICES - 5.3%
      4,099  AT&T, Inc........................................................................         123,954
      2,598  Centurylink, Inc.................................................................          96,645
      2,229  China Unicom (Hong Kong), Ltd., ADR..............................................          47,099
      1,526  France Telecom S.A., ADR.........................................................          23,897
      1,811  General Communication, Inc. (b)..................................................          17,730
      1,423  Nippon Telegraph & Telephone Corp., ADR..........................................          36,044
      2,464  Telecom Italia SpA, ADR..........................................................          26,242
                                                                                                --------------
                                                                                                       371,611
                                                                                                --------------

             ELECTRIC UTILITIES - 11.8%
      5,590  Cleco Corp.......................................................................         212,979
      3,101  Edison International.............................................................         128,381
      1,690  Entergy Corp.....................................................................         123,454
      2,740  Great Plains Energy, Inc.........................................................          59,677
      2,414  Korea Electric Power Corp., ADR..................................................          26,506
      3,805  NV Energy, Inc...................................................................          62,212
      2,881  Pinnacle West Capital Corp.......................................................         138,807
      4,042  PNM Resources, Inc...............................................................          73,686
                                                                                                --------------
                                                                                                       825,702
                                                                                                --------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.2%
      1,558  Arrow Electronics, Inc. (b)......................................................          58,285
      1,475  Benchmark Electronics, Inc. (b)..................................................          19,868
      1,647  Electro Scientific Industries, Inc...............................................          23,849
        617  Hitachi Ltd., ADR................................................................          32,170
      2,784  Ingram Micro, Inc. (b)...........................................................          50,641
      2,313  Power-One, Inc. (b)..............................................................           9,044
      3,545  Vishay Intertechnology, Inc. (b).................................................          31,869
                                                                                                --------------
                                                                                                       225,726
                                                                                                --------------

             ENERGY EQUIPMENT & SERVICES - 4.1%
        561  Bristow Group, Inc...............................................................          26,586
      2,216  Exterran Holdings, Inc. (b)......................................................          20,166
      4,427  Helix Energy Solutions Group, Inc. (b)...........................................          69,946
      2,956  Pioneer Drilling Co. (b).........................................................          28,614
      3,496  RPC, Inc.........................................................................          63,802
        259  SEACOR Holdings, Inc. (b)........................................................          23,041
      1,157  Unit Corp. (b)...................................................................          53,685
                                                                                                --------------
                                                                                                       285,840
                                                                                                --------------

Page 36                                     See Notes to Financial Statements

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - (CONTINUED)

             FOOD PRODUCTS - 0.9%
      2,529  Smithfield Foods, Inc. (b).......................................................  $       61,404
                                                                                                --------------

             HEALTH CARE PROVIDERS & SERVICES - 0.8%
        792  Amedisys, Inc. (b)...............................................................           8,641
      3,010  Cross Country Healthcare, Inc. (b)...............................................          16,705
      2,856  Kindred Healthcare, Inc. (b).....................................................          33,615
                                                                                                --------------
                                                                                                        58,961
                                                                                                --------------

             HOTELS, RESTAURANTS & LEISURE - 0.6%
      5,214  Boyd Gaming Corp. (b)............................................................          38,896
                                                                                                --------------

             HOUSEHOLD DURABLES - 3.7%
      2,319  American Greetings Corp..........................................................          29,011
      5,205  Leggett & Platt, Inc.............................................................         119,923
        913  Mohawk Industries, Inc. (b)......................................................          54,643
      2,267  Panasonic Corp., ADR.............................................................          19,020
        893  Sony Corp., ADR..................................................................          16,110
      6,208  Standard Pacific Corp. (b).......................................................          19,741
                                                                                                --------------
                                                                                                       258,448
                                                                                                --------------

             INSURANCE - 6.1%
      3,765  Allstate Corp....................................................................         103,199
      1,640  American Financial Group, Inc....................................................          60,500
      3,757  Cincinnati Financial Corp........................................................         114,438
        422  Infinity Property & Casualty Corp................................................          23,944
      1,872  Manulife Financial Corp..........................................................          19,881
      1,973  Protective Life Corp.............................................................          44,511
      1,170  Stancorp Financial Group, Inc....................................................          42,997
      1,060  Sun Life Financial, Inc..........................................................          19,631
                                                                                                --------------
                                                                                                       429,101
                                                                                                --------------

             INTERNET SOFTWARE & SERVICES - 0.3%
      3,978  United Online, Inc...............................................................          21,640
                                                                                                --------------

             IT SERVICES - 0.7%
      4,045  Convergys Corp. (b)..............................................................          51,655
                                                                                                --------------

             LEISURE EQUIPMENT & PRODUCTS - 0.3%
      1,451  Jakks Pacific, Inc...............................................................          20,474
                                                                                                --------------

             LIFE SCIENCES TOOLS & SERVICES - 0.3%
      5,307  Affymetrix, Inc. (b).............................................................          21,706
                                                                                                --------------

             MACHINERY - 1.0%
      1,984  NN, Inc. (b).....................................................................          11,904
      2,034  Trinity Industries, Inc..........................................................          61,142
                                                                                                --------------
                                                                                                        73,046
                                                                                                --------------

             MEDIA - 1.4%
      2,604  E.W. Scripps Co. (b).............................................................          20,858
      1,788  Scholastic Corp..................................................................          53,586
      1,155  Valassis Communications, Inc. (b)................................................          22,211
                                                                                                --------------
                                                                                                        96,655
                                                                                                --------------


                       See Notes to Financial Statements                 Page 37

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - (CONTINUED)

             METALS & MINING - 1.1%
        302  POSCO, ADR.......................................................................  $       24,794
      1,041  Reliance Steel & Aluminum Co.....................................................          50,686
                                                                                                --------------
                                                                                                        75,480
                                                                                                --------------

             MULTI-UTILITIES - 9.0%
      3,260  Alliant Energy Corp..............................................................         143,799
      3,957  Black Hills Corp.................................................................         132,876
      2,450  Integrys Energy Group, Inc.......................................................         132,741
      2,643  MDU Resources Group, Inc.........................................................          56,719
      6,814  NiSource, Inc....................................................................         162,241
                                                                                                --------------
                                                                                                       628,376
                                                                                                --------------

             MULTILINE RETAIL - 0.9%
      1,359  Dillard's, Inc...................................................................          60,992
                                                                                                --------------

             OIL, GAS & CONSUMABLE FUELS - 4.7%
      1,315  Chevron Corp.....................................................................         139,916
      2,133  Comstock Resources, Inc. (b).....................................................          32,635
        733  Eni S.p.A., ADR..................................................................          30,251
      1,523  Penn Virginia Corp...............................................................           8,057
        873  Petroleo Brasileiro S.A., ADR....................................................          21,694
      1,674  Plains Exploration & Production Co. (b)..........................................          61,469
      1,151  Repsol YPF S.A., ADR.............................................................          35,117
                                                                                                --------------
                                                                                                       329,139
                                                                                                --------------

             PAPER & FOREST PRODUCTS - 2.6%
      5,544  Louisiana-Pacific Corp. (b)......................................................          44,740
      4,561  MeadWestvaco Corp................................................................         136,602
                                                                                                --------------
                                                                                                       181,342
                                                                                                --------------

             PROFESSIONAL SERVICES - 0.5%
      1,410  CDI Corp.........................................................................          19,472
      1,389  Kelly Services, Inc..............................................................          19,002
                                                                                                --------------
                                                                                                        38,474
                                                                                                --------------

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
     10,910  Atmel Corp. (b)..................................................................          88,371
      2,925  Fairchild Semiconductor International, Inc. (b)..................................          35,217
      2,372  Pericom Semiconductor Corp. (b)..................................................          18,051
      6,559  RF Micro Devices, Inc. (b).......................................................          35,419
      3,743  TriQuint Semiconductor, Inc. (b).................................................          18,228
                                                                                                --------------
                                                                                                       195,286
                                                                                                --------------

             SPECIALTY RETAIL - 3.1%
        637  Group 1 Automotive, Inc..........................................................          32,996
      1,960  Haverty Furniture Cos., Inc......................................................          21,521
      1,867  Lithia Motors, Inc...............................................................          40,813
      2,262  Pier 1 Imports, Inc. (b).........................................................          31,510
      4,207  Sally Beauty Holdings, Inc. (b)..................................................          88,894
                                                                                                --------------
                                                                                                       215,734
                                                                                                --------------


Page 38                                     See Notes to Financial Statements

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - (CONTINUED)

             TEXTILES, APPAREL & LUXURY GOODS - 3.4%
        924  Deckers Outdoor Corp. (b)........................................................  $       69,827
      1,557  Fossil, Inc. (b).................................................................         123,564
      1,667  Movado Group, Inc................................................................          30,289
        964  Perry Ellis International, Inc. (b)..............................................          13,708
                                                                                                --------------
                                                                                                       237,388
                                                                                                --------------

             TRADING COMPANIES & DISTRIBUTORS - 1.5%
      1,483  GATX Corp........................................................................          64,748
      1,429  United Rentals, Inc. (b).........................................................          42,227
                                                                                                --------------
                                                                                                       106,975
                                                                                                --------------

             WIRELESS TELECOMMUNICATION SERVICES - 2.1%
      8,441  MetroPCS Communications, Inc. (b)................................................          73,268
      1,839  NTT DoCoMo, Inc., ADR............................................................          33,745
      1,448  Telephone & Data Systems, Inc....................................................          37,489
                                                                                                --------------
                                                                                                       144,502
                                                                                                --------------

             TOTAL INVESTMENTS - 100.6%.......................................................       7,048,350
             (Cost $7,999,592) (c)

             NET OTHER ASSETS AND LIABILITIES - (0.6%)........................................         (42,699)
                                                                                                --------------
             NET ASSETS - 100.0%..............................................................  $    7,005,651
                                                                                                ==============

-------------------------------------------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security

(c) Aggregate cost for federal income tax purposes is $7,999,592. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $413,610 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,364,852.

ADR   American Depositary Receipt


VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                             TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                            VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                           12/31/2011        PRICES          INPUTS           INPUTS
                                                          ------------    ------------    ------------     ------------
Common Stocks*.......................................     $  7,048,350    $  7,048,350    $         --     $         --
                                                          ============    ============    ============     ============


* See the Portfolio of Investments for industry breakout.


                       See Notes to Financial Statements                 Page 39

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011


COUNTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:

             United States...............................................  87.5%
             Japan.......................................................   3.7
             India.......................................................   3.0
             Sweden......................................................   1.6
             Spain.......................................................   0.8
             South Korea.................................................   0.7
             China.......................................................   0.7
             Canada......................................................   0.6
             Australia...................................................   0.4
             Italy.......................................................   0.4
             Netherlands.................................................   0.3
             Germany.....................................................   0.3
             Brazil......................................................   0.3
             United Kingdom..............................................   0.3
             Net Other Assets and Liabilities............................  (0.6)
                                                                          ------
                                                                          100.0%
                                                                          ======

Page 40                See Notes to Financial Statements

VALUE LINE(R) TARGET 25 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - 99.4%

             AIR FREIGHT & LOGISTICS - 1.1%
      4,319  Park-Ohio Holdings Corp. (b).....................................................  $       77,051
                                                                                                --------------

             AIRLINES - 1.5%
     21,701  US Airways Group, Inc. (b).......................................................         110,024
                                                                                                --------------

             AUTO COMPONENTS - 16.0%
      8,711  Autoliv, Inc.....................................................................         465,951
      8,266  Tenneco, Inc. (b)................................................................         246,161
     13,116  TRW Automotive Holdings Corp. (b)................................................         427,582
                                                                                                --------------
                                                                                                     1,139,694
                                                                                                --------------

             AUTOMOBILES - 11.8%
     41,114  Ford Motor Co....................................................................         442,387
     23,782  Tata Motors Ltd., ADR............................................................         401,916
                                                                                                --------------
                                                                                                       844,303
                                                                                                --------------

             COMMUNICATIONS EQUIPMENT - 2.6%
     11,228  Finisar Corp. (b)................................................................         188,013
                                                                                                --------------

             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
      6,922  General Communication, Inc. (b)..................................................          67,766
                                                                                                --------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.4%
     14,778  Power-One, Inc. (b)..............................................................          57,782
     20,684  Vishay Intertechnology, Inc. (b).................................................         185,949
                                                                                                --------------
                                                                                                       243,731
                                                                                                --------------

             ENERGY EQUIPMENT & SERVICES - 5.2%
     20,395  RPC, Inc.........................................................................         372,209
                                                                                                --------------

             MACHINERY - 0.6%
      7,577  NN, Inc. (b).....................................................................          45,462
                                                                                                --------------

             MEDIA - 1.8%
      6,738  Valassis Communications, Inc. (b)................................................         129,572
                                                                                                --------------

             MULTILINE RETAIL - 5.0%
      7,929  Dillard's, Inc...................................................................         355,854
                                                                                                --------------

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.7%
     56,507  Atmel Corp. (b)..................................................................         457,707
     17,056  Fairchild Semiconductor International, Inc. (b)..................................         205,354
     38,265  RF Micro Devices, Inc. (b).......................................................         206,631
     21,835  TriQuint Semiconductor, Inc. (b).................................................         106,336
                                                                                                --------------
                                                                                                       976,028
                                                                                                --------------

             SPECIALTY RETAIL - 10.4%
     16,099  Pier 1 Imports, Inc. (b).........................................................         224,259
     24,541  Sally Beauty Holdings, Inc. (b)..................................................         518,551
                                                                                                --------------
                                                                                                       742,810
                                                                                                --------------

             TEXTILES, APPAREL & LUXURY GOODS - 15.8%
      5,392  Deckers Outdoor Corp. (b)........................................................         407,474
      9,078  Fossil, Inc. (b).................................................................         720,430
                                                                                                --------------
                                                                                                     1,127,904
                                                                                                --------------



                       See Notes to Financial Statements                 Page 41

VALUE LINE(R) TARGET 25 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2011


   SHARES                                       DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - (CONTINUED)

             TRADING COMPANIES & DISTRIBUTORS - 3.5%
      8,335  United Rentals, Inc. (b).........................................................  $      246,299
                                                                                                --------------

             WIRELESS TELECOMMUNICATION SERVICES - 6.0%
     49,238  MetroPCS Communications, Inc. (b)................................................         427,386
                                                                                                --------------

             TOTAL INVESTMENTS - 99.4%........................................................       7,094,106
             (Cost $9,082,957) (c)

             NET OTHER ASSETS AND LIABILITIES - 0.6%..........................................          40,788
                                                                                                --------------
             NET ASSETS - 100.0%..............................................................  $    7,134,894
                                                                                                ==============

-------------------------------------------------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security

(c) Aggregate cost for federal income tax purposes is $9,082,957. As of December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $472,226 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,461,077.

ADR   American Depositary Receipt


VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                             TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                            VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                           12/31/2011        PRICES          INPUTS           INPUTS
                                                          ------------    ------------    ------------     ------------
Common Stocks*.......................................     $  7,094,106    $  7,094,106    $         --     $         --
                                                          ============    ============    ============     ============


* See the Portfolio of Investments for industry breakout.


Page 42                See Notes to Financial Statements

                      This Page Left Blank Intentionally.

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                            THE DOW(R)       GLOBAL
                                                                 TARGET       THE DOW(R)      TARGET        DIVIDEND
                                                              MANAGED VIP      DART 10       DIVIDEND      TARGET 15
                                                               PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                              ------------   -----------   ------------   ------------
ASSETS:
Investments, at value (1)...................................  $ 19,662,517   $ 6,668,800   $ 20,734,045   $ 24,364,708
Cash........................................................       380,678       127,149        338,365        175,682
Prepaid expenses............................................           635           132            487            702
Receivables:
    Membership Interests purchased..........................         9,871         2,640        684,640         12,236
    Dividends...............................................        27,193         5,786         40,283        120,120
    From Investment Advisor.................................            --            --             --             --
                                                              ------------   -----------   ------------   ------------
     Total Assets...........................................    20,080,894     6,804,507     21,797,820     24,673,448
                                                              ------------   -----------   ------------   ------------
LIABILITIES:
Payables:
    Audit fees..............................................        17,000        17,000         17,000         17,000
    Membership Interest servicing fees......................        17,333         4,773         15,844         20,363
    Membership Interests redeemed...........................            --            --             --             --
    Custodian fees..........................................        10,875         2,704          3,114          8,230
    Investment advisory fees................................         4,126         3,127         10,691         13,818
    Printing fees...........................................         3,564         3,596          3,562          3,557
    12b-1 service fees......................................         4,277         1,390          4,359          5,178
    Due to custodian........................................            --            --             --             --
    Licensing fees..........................................         7,511           810             --             --
    Administrative fees.....................................         1,386           450          1,412          1,678
    Legal fees..............................................           886           183            706          1,053
    Trustees' fees and expenses.............................            17             3             13             21
Other liabilities...........................................           598           121            204            986
                                                              ------------   -----------   ------------   ------------
     Total Liabilities......................................        67,573        34,157         56,905         71,884
                                                              ------------   -----------   ------------   ------------
NET ASSETS..................................................  $ 20,013,321   $ 6,770,350   $ 21,740,915   $ 24,601,564
                                                              ============   ===========   ============   ============
(1) Investments, at cost....................................  $ 19,710,680   $ 6,201,916   $ 19,792,940   $ 27,525,088
                                                              ============   ===========   ============   ============
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $ 20,061,484   $ 6,303,466   $ 20,799,810   $ 27,763,144
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation.............................       (48,163)      466,884        941,105     (3,161,580)
                                                              ------------   -----------   ------------   ------------
NET ASSETS..................................................  $ 20,013,321   $ 6,770,350   $ 21,740,915   $ 24,601,564
                                                              ============   ===========   ============   ============
NET ASSET VALUE, offering price and redemption price of
   Membership Interests outstanding (Net Assets/Membership
   Interests outstanding)...................................  $       9.37   $     10.89   $       9.88   $      19.63
                                                              ============   ===========   ============   ============
Number of Membership Interests outstanding..................     2,136,980       621,833      2,200,344      1,253,485
                                                              ============   ===========   ============   ============


Page 44                                     See Notes to Financial Statements

                               FIRST TRUST
   S&P(R)       NASDAQ(R)        TARGET      VALUE LINE(R)
 TARGET 24      TARGET 15      FOCUS FOUR     TARGET 25
 PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------   ------------   ------------   ------------

$  9,090,846    $ 4,424,893   $  7,048,350   $  7,094,106
     136,844          9,514             --        117,664
         213            157            211            230

          --             --          9,108             --
      13,506             --          6,561            396
          --             --          2,108             --
------------   ------------   ------------   ------------
   9,241,409      4,434,564      7,066,338      7,212,396
------------   ------------   ------------   ------------


      17,000         17,000         17,000         17,000
       7,535          4,192          6,243          6,495
      15,962            397             --         37,669
       4,416          3,284         11,327          3,450
       1,629            983             --          2,924
       3,589          3,598          3,593          3,597
       1,952            967          1,523          1,563
          --             --         16,551             --
          --             --          3,034          3,753
         632            313            494            506
         308            204            350            351
           6              4              7              7
         185            151            565            187
------------   ------------   ------------   ------------
      53,214         31,093         60,687         77,502
------------   ------------   ------------   ------------
$  9,188,195   $  4,403,471   $  7,005,651   $  7,134,894
============   ============   ============   ============
$  8,881,885   $ 4,592,145    $  7,999,592   $  9,082,957
============   ============   ============   ============

$  8,979,234   $ 4,570,723    $  7,956,893   $  9,123,745

     208,961       (167,252)      (951,242)    (1,988,851)
------------   ------------   ------------   ------------
$  9,188,195   $  4,403,471   $  7,005,651   $  7,134,894
============   ============   ============   ============


$      10.27   $       9.39   $       4.41   $       2.81
============   ============   ============   ============
     894,322        468,716      1,589,818      2,540,051
============   ============   ============   ============


                       See Notes to Financial Statements                 Page 45

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                            THE DOW(R)       GLOBAL
                                                                 TARGET      THE DOW(R)       TARGET        DIVIDEND
                                                              MANAGED VIP      DART 10       DIVIDEND      TARGET 15
                                                               PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                              ------------   -----------   ------------   ------------
INVESTMENT INCOME:
Dividends...................................................  $    561,868   $   174,997   $    917,387   $  1,548,373
Interest....................................................           194            61            194            235
Foreign withholding tax on dividend income..................       (43,575)           --             --        (26,547)
                                                              ------------   -----------   ------------   ------------
   Total investment income..................................       518,487       175,058        917,581      1,522,061
                                                              ------------   -----------   ------------   ------------

EXPENSES:
Investment advisory fees....................................       153,962        34,125        125,355        188,057
Membership Interest servicing fees..........................        89,822        19,842         72,896        109,730
12b-1 service fees..........................................        64,151        14,218         52,231         78,357
Custodian fees..............................................        34,847         8,441          9,251         24,078
Audit fees..................................................        17,000        17,000         17,000         17,000
Administrative fees.........................................        20,785         4,607         16,923         25,388
Licensing fees..............................................        21,936         2,184         12,408             --
Printing fees...............................................         5,217         5,108          5,183          5,258
Trustees' fees and expenses.................................         8,297         1,910          6,886         10,147
Legal fees..................................................         7,556         1,553          6,154          8,863
Other.......................................................        10,035         2,501          4,849         16,116
                                                              ------------   -----------   ------------   ------------
   Total expenses...........................................       433,608       111,489        329,136        482,994
   Fees waived or expenses reimbursed by the investment
      advisor ..............................................       (56,401)      (27,884)       (22,017)       (22,253)
                                                              ------------   -----------   ------------   ------------
   Net expenses.............................................       377,207        83,605        307,119        460,741
                                                              ------------   -----------   ------------   ------------
NET INVESTMENT INCOME (LOSS)................................       141,280        91,453        610,462      1,061,320
                                                              ------------   -----------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..............................................     3,394,940       531,384      1,635,495      1,016,473
   Foreign currency transactions............................            --            --             --          3,979
                                                              ------------   -----------   ------------   ------------
Net realized gain (loss)....................................     3,394,940       531,384      1,635,495      1,020,452
                                                              ------------   -----------   ------------   ------------
Net change in unrealized appreciation (depreciation) on:....
   Investments..............................................    (4,040,729)     (189,934)    (1,255,506)    (4,665,652)
   Foreign currency translation.............................            --            --             --         (2,862)
                                                              ------------   -----------   ------------   ------------
Net change in unrealized appreciation (depreciation)........    (4,040,729)     (189,934)    (1,255,506)    (4,668,514)
                                                              ------------   -----------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS).....................      (645,789)      341,450        379,989     (3,648,062)
                                                              ------------   -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................................  $   (504,509)  $   432,903   $    990,451   $ (2,586,742)
                                                              ============   ===========   ============   ============


Page 46                See Notes to Financial Statements

                              FIRST TRUST
   S&P(R)       NASDAQ(R)        TARGET      VALUE LINE(R)
 TARGET 24      TARGET 15      FOCUS FOUR     TARGET 25
 PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------   ------------   ------------   ------------

$    156,138   $     29,303   $    228,346   $     37,452
         112             62             98             69
          --         (2,646)        (5,336)            --
------------   ------------   ------------   ------------
     156,250         26,719        223,108         37,521
------------   ------------   ------------   ------------


      57,519         35,555         61,938         61,098
      33,530         20,851         36,180         35,691
      23,966         14,815         25,807         25,458
      13,918          9,711         38,178         10,523
      17,000         17,000         17,000         17,000
       7,765          4,800          8,362          8,248
       5,000          5,000          7,566         11,321
       5,125          5,110          5,134          5,141
       3,235          1,964          3,305          3,271
       2,822          1,781          3,189          3,015
       3,487          2,655          8,165          3,722
------------   ------------   ------------   ------------
     173,367        119,242        214,824        184,488

     (32,445)       (32,132)       (73,400)       (34,798)
------------   ------------   ------------   ------------
     140,922         87,110        141,424        149,690
------------   ------------   ------------   ------------
      15,328        (60,391)        81,684       (112,169)
------------   ------------   ------------   ------------


   1,536,111      1,341,288        843,673      2,583,438
          --             --             --             --
------------   ------------   ------------   ------------
   1,536,111      1,341,288        843,673      2,583,438
------------   ------------   ------------   ------------

  (1,037,348)    (1,162,853)    (2,371,729)    (4,963,046)
          --             --             --             --
------------   ------------   ------------   ------------
  (1,037,348)    (1,162,853)    (2,371,729)    (4,963,046)
------------   ------------   ------------   ------------
     498,763        178,435     (1,528,056)    (2,379,608)
------------   ------------   ------------   ------------

$    514,091   $    118,044   $ (1,446,372)  $ (2,491,777)
============   ============   ============   ============


                       See Notes to Financial Statements                 Page 47

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                            THE DOW(R)       GLOBAL
                                                                 TARGET      THE DOW(R)       TARGET        DIVIDEND
                                                              MANAGED VIP      DART 10       DIVIDEND      TARGET 15
                                                               PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                              ------------   -----------   ------------   ------------
OPERATIONS:
Net investment income (loss)................................  $    141,280   $    91,453   $    610,462   $  1,061,320
Net realized gain (loss)....................................     3,394,940       531,384      1,635,495      1,020,452
Net change in unrealized appreciation (depreciation)........    (4,040,729)     (189,934)    (1,255,506)    (4,668,514)
                                                              ------------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting from
   operations                                                     (504,509)      432,903        990,451     (2,586,742)
Net increase (decrease) in net assets from Membership
   Interest transactions....................................    (7,322,490)     (459,328)    (1,530,236)    (9,300,804)
                                                              ------------   -----------   ------------   ------------
Net increase (decrease) in net assets.......................    (7,826,999)      (26,425)      (539,785)   (11,887,546)

NET ASSETS:
Beginning of period.........................................    27,840,320     6,796,775     22,280,700     36,489,110
                                                              ------------   -----------   ------------   ------------
End of period...............................................  $ 20,013,321   $ 6,770,350   $ 21,740,915   $ 24,601,564
                                                              ============   ===========   ============   ============




FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                                            THE DOW(R)       GLOBAL
                                                                 TARGET      THE DOW(R)       TARGET        DIVIDEND
                                                              MANAGED VIP      DART 10       DIVIDEND      TARGET 15
                                                               PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                              ------------   -----------   ------------   ------------
OPERATIONS:
Net investment income (loss)................................  $    224,899   $   122,408   $    628,096   $  1,051,621
Net realized gain (loss)....................................     1,899,883       559,682      1,782,485      1,373,106
Net change in unrealized appreciation (depreciation)........     2,439,952       143,699        990,055        379,935
                                                              ------------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting from
   operations                                                    4,564,734       825,789      3,400,636      2,804,662
Net increase (decrease) in net assets from Membership
   Interest transactions....................................    (7,873,139)      523,963     (3,676,476)   (13,200,656)
                                                              ------------   -----------   ------------   ------------
Net increase (decrease) in net assets.......................    (3,308,405)    1,349,752       (275,840)   (10,395,994)

NET ASSETS:
Beginning of period.........................................    31,148,725     5,447,023     22,556,540     46,885,104
                                                              ------------   -----------   ------------   ------------
End of period...............................................  $ 27,840,320   $ 6,796,775   $ 22,280,700   $ 36,489,110
                                                              ============   ===========   ============   ============



Page 48                See Notes to Financial Statements

                              FIRST TRUST
   S&P(R)       NASDAQ(R)        TARGET      VALUE LINE(R)
 TARGET 24      TARGET 15      FOCUS FOUR     TARGET 25
 PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------   ------------   ------------   ------------

$     15,328   $    (60,391)  $     81,684   $   (112,169)
   1,536,111      1,341,288        843,673      2,583,438
  (1,037,348)    (1,162,853)    (2,371,729)    (4,963,046)
------------   ------------   ------------   ------------

     514,091        118,044     (1,446,372)    (2,491,777)

    (821,473)    (3,416,639)    (2,263,449)    (2,975,546)
------------   ------------   ------------   ------------
    (307,382)    (3,298,595)    (3,709,821)    (5,467,323)


   9,495,577      7,702,066     10,715,472     12,602,217
------------   ------------   ------------   ------------
$  9,188,195   $  4,403,471   $  7,005,651   $  7,134,894
============   ============   ============   ============








                              FIRST TRUST
   S&P(R)       NASDAQ(R)        TARGET      VALUE LINE(R)
 TARGET 24      TARGET 15      FOCUS FOUR     TARGET 25
 PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------   ------------   ------------   ------------

$     36,700   $     60,675   $    101,028   $    (92,614)
     983,553        785,702      2,380,335        869,193
     287,594        362,475       (797,208)     2,249,028
------------   ------------   ------------   ------------

   1,307,847      1,208,852      1,684,155      3,025,607

  (1,104,546)     3,671,937     (2,173,079)    (1,634,416)
------------   ------------   ------------   ------------
     203,301      4,880,789       (488,924)     1,391,191


   9,292,276      2,821,277     11,204,396     11,211,026
------------   ------------   ------------   ------------
$  9,495,577   $  7,702,066   $ 10,715,472   $ 12,602,217
============   ============   ============   ============



                        See Notes to Financial Statements                Page 49

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - MEMBERSHIP INTEREST ACTIVITY

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                            THE DOW(R)       GLOBAL
                                                                 TARGET      THE DOW(R)       TARGET        DIVIDEND
                                                              MANAGED VIP      DART 10       DIVIDEND      TARGET 15
                                                               PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                              ------------   -----------   ------------   ------------
AMOUNT:
Sold........................................................  $  4,870,316   $ 3,185,931   $  9,728,762   $  4,598,742
Redeemed....................................................   (12,192,806)   (3,645,259)   (11,258,998)   (13,899,546)
                                                              ------------   -----------   ------------   ------------
Net increase (decrease).....................................  $ (7,322,490)  $  (459,328)  $ (1,530,236)  $ (9,300,804)
                                                              ============   ===========   ============   ============
MEMBERSHIP INTEREST:
Sold........................................................       491,466       305,684      1,021,990        220,784
Redeemed....................................................    (1,275,953)     (356,210)    (1,213,083)      (686,959)
                                                              ------------   -----------   ------------   ------------
Net increase (decrease).....................................      (784,487)      (50,526)      (191,093)      (466,175)
                                                              ============   ===========   ============   ============



FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS - MEMBERSHIP INTEREST ACTIVITY

FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                                            THE DOW(R)       GLOBAL
                                                                 TARGET      THE DOW(R)       TARGET        DIVIDEND
                                                              MANAGED VIP      DART 10       DIVIDEND      TARGET 15
                                                               PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                              ------------   -----------   ------------   ------------
AMOUNT:
Sold........................................................  $  4,478,929   $ 3,045,012   $  9,818,508   $  6,387,314
Redeemed....................................................   (12,352,068)   (2,521,049)   (13,494,984)  (19,587,970)
                                                              ------------   -----------   ------------   ------------
Net increase (decrease).....................................  $ (7,873,139)  $   523,963   $ (3,676,476)  $(13,200,656)
                                                              ============   ===========   ============   ============
MEMBERSHIP INTEREST:
Sold........................................................       529,774       327,823      1,147,679        323,484
Redeemed....................................................    (1,504,273)     (284,478)    (1,575,247)    (1,027,520)
                                                              ------------   -----------   ------------   ------------
Net increase (decrease).....................................      (974,499)       43,345       (427,568)      (704,036)
                                                              ============   ===========   ============   ============



Page 50                See Notes to Financial Statements

                              FIRST TRUST
   S&P(R)       NASDAQ(R)        TARGET      VALUE LINE(R)
 TARGET 24      TARGET 15      FOCUS FOUR     TARGET 25
 PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------   ------------   ------------   ------------

$  9,210,189   $  3,641,426   $  5,467,132   $  1,768,615
 (10,031,662)    (7,058,065)    (7,730,581)    (4,744,161)
------------   ------------   ------------   ------------
$   (821,473)  $ (3,416,639)  $ (2,263,449)  $ (2,975,546)
============   ============   ============   ============

     903,545        358,143      1,120,376        534,953
  (1,013,467)      (720,325)    (1,696,406)    (1,374,189)
------------   ------------   ------------   ------------
    (109,922)      (362,182)      (576,030)      (839,236)
============   ============   ============   ============








                              FIRST TRUST
   S&P(R)       NASDAQ(R)        TARGET      VALUE LINE(R)
 TARGET 24      TARGET 15      FOCUS FOUR     TARGET 25
 PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------   ------------   ------------   ------------

$  3,167,035   $  5,707,099   $  4,121,790   $  1,708,040
  (4,271,581)    (2,035,162)    (6,294,869)    (3,342,456)
------------   ------------   ------------   ------------
$ (1,104,546)  $  3,671,937   $ (2,173,079)  $ (1,634,416)
============   ============   ============   ============

     372,682        686,395        917,024        523,087
    (539,843)      (252,078)    (1,442,739)    (1,069,306)
------------   ------------   ------------   ------------
    (167,161)       434,317       (525,715)      (546,219)
============   ============   ============   ============



                       See Notes to Financial Statements                 Page 51

TARGET MANAGED VIP PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR            YEAR            YEAR            YEAR             YEAR
                                                   ENDED           ENDED           ENDED           ENDED            ENDED
                                                 12/31/11        12/31/10        12/31/09        12/31/08         12/31/07
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, beginning of period........... $     9.53      $     8.00      $     7.08      $    12.83       $    11.72
                                                ----------      ----------      ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)...........           0.05            0.07            0.06            0.08             0.07
Net realized and unrealized gain (loss)........      (0.21)           1.46            0.86           (5.83)            1.04
                                                ----------      ----------      ----------      ----------       ----------
Total from investment operations...............      (0.16)           1.53            0.92           (5.75)            1.11
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, end of period................. $     9.37      $     9.53      $     8.00      $     7.08       $    12.83
                                                ==========      ==========      ==========      ==========       ==========
TOTAL RETURN (b)...............................     (1.68)% (c)      19.13% (c)      12.99% (c)     (44.82)% (c)       9.47%
                                                ==========      ==========      ==========      ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........... $   20,013      $   27,840      $   31,149      $   32,281       $  174,134
Ratio of expenses to average net assets
  without fee waivers and expenses reimbursed .       1.69%           1.70%           1.66%           1.51%            1.35%
Ratio of expenses to average net assets........       1.47%           1.47%           1.47%           1.47%            1.35%
Ratio of net investment income (loss)
  to average net assets........................       0.55%           0.81%           0.82%           0.75%            0.53%
Portfolio turnover rate........................         89%            101%            111%            155%              88%

-------------------------

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.


Page 52                See Notes to Financial Statements

THE DOW(R) DART 10 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR            YEAR            YEAR            YEAR             YEAR
                                                   ENDED           ENDED           ENDED           ENDED            ENDED
                                                 12/31/11        12/31/10        12/31/09        12/31/08         12/31/07
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, beginning of period........... $    10.11      $     8.66      $     7.60      $    10.63       $    10.56
                                                ----------      ----------      ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)...............       0.17            0.20            0.14            0.13             0.11
Net realized and unrealized gain (loss)........       0.61            1.25            0.92           (3.16)           (0.04)
                                                ----------      ----------      ----------      ----------       ----------
Total from investment operations...............       0.78            1.45            1.06           (3.03)            0.07
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, end of period................. $    10.89      $    10.11      $     8.66      $     7.60       $    10.63
                                                ==========      ==========      ==========      ==========       ==========
Total return (b) (c)...........................       7.72%          16.74%          13.95%         (28.50)%           0.66%
                                                ==========      ==========      ==========      ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........... $    6,770      $    6,797      $    5,447      $    7,081       $   16,172
Ratio of expenses to average net assets
  without fee waivers and expenses reimbursed .       1.96%           2.09%           2.13%           1.81%            1.56%
Ratio of expenses to average net assets........       1.47%           1.47%           1.47%           1.47%            1.47%
Ratio of net investment income (loss)
  to average net assets........................       1.61%           2.24%           2.00%           1.42%            1.01%
Portfolio turnover rate........................         95%            104%            108%            105%              98%

-------------------------

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                       See Notes to Financial Statements                 Page 53

THE DOW(R) TARGET DIVIDEND PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR            YEAR            YEAR            YEAR             YEAR
                                                   ENDED           ENDED           ENDED           ENDED            ENDED
                                                 12/31/11        12/31/10        12/31/09        12/31/08         12/31/07
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, beginning of period........... $     9.32      $     8.00      $     7.01      $    11.79       $    11.66
                                                ----------      ----------      ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)...............       0.28            0.24            0.18            0.28             0.25
Net realized and unrealized gain (loss)........       0.28            1.08            0.81           (5.06)           (0.12)
                                                ----------      ----------      ----------      ----------       ----------
Total from investment operations...............       0.56            1.32            0.99           (4.78)            0.13
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, end of period................. $     9.88      $     9.32      $     8.00      $     7.01       $    11.79
                                                ==========      ==========      ==========      ==========       ==========
Total return (b)...............................       6.01% (c)      16.50% (c)      14.12% (c)     (40.54)% (c)       1.12%
                                                ==========      ==========      ==========      ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........... $   21,741      $   22,281      $   22,557      $   20,369       $   82,900
Ratio of expenses to average net assets
  without fee waivers and expenses reimbursed .       1.58%           1.60%           1.67%           1.47%            1.36%
Ratio of expenses to average net assets........       1.47%           1.47%           1.47%           1.47%            1.36%
Ratio of net investment income (loss)
  to average net assets........................       2.92%           2.77%           2.83%           2.76%            2.06%
Portfolio turnover rate........................        107%            104%            109%            172%              83%

-------------------------

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.


Page 54                See Notes to Financial Statements

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR            YEAR            YEAR            YEAR             YEAR
                                                   ENDED           ENDED           ENDED           ENDED            ENDED
                                                 12/31/11        12/31/10        12/31/09        12/31/08         12/31/07
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, beginning of period........... $    21.22      $    19.34      $    13.71      $    23.96       $    21.14
                                                ----------      ----------      ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)...............       0.71            0.52            0.11            0.72             0.60
Net realized and unrealized gain (loss)........      (2.30)           1.36            5.52          (10.97)            2.22
                                                ----------      ----------      ----------      ----------       ----------
Total from investment operations...............      (1.59)           1.88            5.63          (10.25)            2.82
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, end of period................. $    19.63      $    21.22      $    19.34      $    13.71       $    23.96
                                                ==========      ==========      ==========      ==========       ==========
Total return (b)...............................      (7.49)% (c)      9.72% (c)      41.06% (c)     (42.78)% (c)      13.34%
                                                ==========      ==========      ==========      ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........... $   24,602      $   36,489      $   46,885      $   36,063       $  173,741
Ratio of expenses to average net assets
  without fee waivers and expenses reimbursed .       1.54%           1.53%           1.53%           1.53%            1.39%
Ratio of expenses to average net assets........       1.47%           1.47%           1.47%           1.47%            1.39%
Ratio of net investment income (loss)
  to average net assets........................       3.39%           2.69%           0.71%           3.47%            2.56%
Portfolio turnover rate........................         47%            123%             84%            105%              60%

-------------------------

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

                       See Notes to Financial Statements                 Page 55

S&P(R) TARGET 24 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR            YEAR            YEAR            YEAR             YEAR
                                                   ENDED           ENDED           ENDED           ENDED            ENDED
                                                 12/31/11        12/31/10        12/31/09        12/31/08         12/31/07
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, beginning of period........... $     9.46      $     7.93      $     6.97      $     9.66       $     9.28
                                                ----------      ----------      ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................       0.02 (a)        0.04 (a)        0.07 (a)        0.01             0.04 (a)
Net realized and unrealized gain (loss)........       0.79            1.49            0.89           (2.70)            0.34
                                                ----------      ----------      ----------      ----------       ----------
Total from investment operations...............       0.81            1.53            0.96           (2.69)            0.38
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, end of period................. $    10.27      $     9.46      $     7.93      $     6.97       $     9.66
                                                ==========      ==========      ==========      ==========       ==========
Total return (b) (c)...........................       8.56%          19.29%          13.77%         (27.85)%           4.10%
                                                ==========      ==========      ==========      ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......     $    9,188      $    9,496      $    9,292      $    7,758       $   15,789
Ratio of expenses to average net assets
  without fee waivers and expenses reimbursed         1.81%           1.95%           2.07%           1.83%            1.55%
Ratio of expenses to average net assets....           1.47%           1.47%           1.47%           1.47%            1.47%
Ratio of net investment income (loss)
  to average net assets....................           0.16%           0.46%           0.97%           0.10%            0.43%
Portfolio turnover rate....................            161%            135%            142%            202%             115%

-------------------------

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.


Page 56                See Notes to Financial Statements

NASDAQ(R) TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR            YEAR            YEAR            YEAR             YEAR
                                                   ENDED           ENDED           ENDED           ENDED            ENDED
                                                 12/31/11        12/31/10        12/31/09        12/31/08         12/31/07
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, beginning of period........... $     9.27      $     7.11      $     6.08      $    12.38       $    10.17
                                                ----------      ----------      ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)...............      (0.10)           0.12           (0.04)          (0.07)           (0.04)
Net realized and unrealized gain (loss)........       0.22            2.04            1.07           (6.23)            2.25
                                                ----------      ----------      ----------      ----------       ----------
Total from investment operations...............       0.12            2.16            1.03           (6.30)            2.21
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, end of period................. $     9.39      $     9.27      $     7.11      $     6.08       $    12.38
                                                ==========      ==========      ==========      ==========       ==========
Total return (b) (c)...........................       1.29%          30.38%          16.94%         (50.89)%          21.73%
                                                ==========      ==========      ==========      ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........... $    4,403      $    7,702      $    2,821      $    3,177       $   11,316
Ratio of expenses to average net assets
  without fee waivers and expenses reimbursed .       2.01%           2.49%           2.93%           2.13%            1.76%
Ratio of expenses to average net assets........       1.47%           1.47%           1.47%           1.47%            1.47%
Ratio of net investment income (loss)
  to average net assets........................      (1.02)%          1.52%          (0.68)%         (0.79)%          (0.34)%
Portfolio turnover rate........................        127%            100%            194%            181%             161%

-------------------------

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.


                       See Notes to Financial Statements                 Page 57

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR            YEAR            YEAR            YEAR            YEAR
                                                   ENDED           ENDED           ENDED           ENDED           ENDED
                                                 12/31/11        12/31/10        12/31/09        12/31/08       12/31/07 (a)
                                                ----------      ----------      ----------      ----------      ------------
Net asset value, beginning of period........... $     4.95      $     4.16      $     3.23      $     5.75       $     5.44
                                                ----------      ----------      ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)...............       0.04            0.04            0.03            0.07             0.09
Net realized and unrealized gain (loss)........      (0.58)           0.75            0.90           (2.59)            0.22
                                                ----------      ----------      ----------      ----------       ----------
Total from investment operations...............      (0.54)           0.79            0.93           (2.52)            0.31
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, end of period................. $     4.41      $     4.95      $     4.16      $     3.23       $     5.75
                                                ==========      ==========      ==========      ==========       ==========
Total return (c) (d)...........................     (10.91)%         18.99%          28.79%         (43.83)%           5.70%
                                                ==========      ==========      ==========      ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........... $    7,006      $   10,715      $   11,204      $    4,708       $   12,708
Ratio of expenses to average net assets without
  fee waivers and expenses reimbursed..........       2.08%           2.01%           2.29%           2.97%            1.92%
Ratio of expenses to average net assets........       1.37%           1.37%           1.37%           1.37%            1.37%
Ratio of net investment income (loss)
  to average net assets........................       0.79%           0.95%           0.92%           1.40%            1.54%
Portfolio turnover rate........................        124%            110%             81%            248%             130%

-------------------------

(a) Effective on November 19, 2007, the Portfolio changed its name from First Trust 10 Uncommon Values Portfolio to First Trust Target Focus Four Portfolio.

(b) Per Membership Interest values have been calculated using the average share method.

(c) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(d) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.


Page 58                See Notes to Financial Statements

VALUE LINE(R) TARGET 25 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                   YEAR            YEAR            YEAR            YEAR             YEAR
                                                   ENDED           ENDED           ENDED           ENDED            ENDED
                                                 12/31/11        12/31/10        12/31/09        12/31/08         12/31/07
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, beginning of period........... $     3.73      $     2.86      $     2.67      $     5.91       $     5.00
                                                ----------      ----------      ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)...............      (0.04)          (0.03)          (0.02)          (0.01)           (0.02)
Net realized and unrealized gain (loss)........      (0.88)           0.90            0.21           (3.23)            0.93
                                                ----------      ----------      ----------      ----------       ----------
Total from investment operations...............      (0.92)           0.87            0.19           (3.24)            0.91
                                                ----------      ----------      ----------      ----------       ----------
Net asset value, end of period................. $     2.81      $     3.73      $     2.86      $     2.67       $     5.91
                                                ==========      ==========      ==========      ==========       ==========
Total return (b)...............................     (24.66)% (c)     30.42% (c)       7.12% (c)     (54.82)% (c)      18.20%
                                                ==========      ==========      ==========      ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........... $    7,135      $   12,602      $   11,211      $   15,186       $   43,998
Ratio of expenses to average net assets
  without fee waivers and expenses reimbursed .       1.81%           1.83%           1.80%           1.51%            1.41%
Ratio of expenses to average net assets........       1.47%           1.47%           1.47%           1.47%            1.41%
Ratio of net investment income (loss)
  to average net assets........................      (1.10)%         (0.82)%         (0.63)%         (0.22)%          (0.37)%
Portfolio turnover rate........................        129%            103%            119%            142%             110%

-------------------------

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.


                       See Notes to Financial Statements                 Page 59

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2011


                              1. FUND DESCRIPTION

First Defined Portfolio Fund, LLC (the "Registrant") was organized as a Delaware limited liability company on January 8, 1999 under the laws of the State of Delaware. The Registrant is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company.

The Registrant offers eight managed investment portfolios (each a "Portfolio" and collectively, the "Portfolios") as follows:

    Target Managed VIP Portfolio
    The Dow(R) DART 10 Portfolio
    The Dow(R) Target Dividend Portfolio
    Global Dividend Target 15 Portfolio
    S&P(R) Target 24 Portfolio
    NASDAQ(R) Target 15 Portfolio
    First Trust Target Focus Four Portfolio
    Value Line(R) Target 25 Portfolio

Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in Portfolio Membership Interests (each an "Interest" and collectively, the "Interests"). Each Interest represents an undivided interest in the net assets of the applicable Portfolio. Interests are not offered directly to the public. Interests are sold only to Prudential Annuities Life Assurance Corporation Variable Account B ("Account B"), a separate account of Prudential Annuities Life Assurance Corporation ("Prudential"), to fund the benefits of variable annuity policies (the "Policies") issued by Prudential. Account B is the sole member of the Registrant. Account B's variable annuity owners who have Policy values allocated to any of the Portfolios have indirect rights to the Interests.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of each Interest is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Interest is calculated by dividing the value of all assets of a Portfolio (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Portfolio) by the total number of Interests outstanding.

Each Portfolio's investments are valued daily in accordance with valuation procedures adopted by the Registrant's Board of Trustees, and in accordance with provisions of the 1940 Act. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

      Common stocks, and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing a Portfolio's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Registrant's Board of Trustees has designated First Trust

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2011


Advisors L.P. ("First Trust") to use a fair value method to value a Portfolio's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect a Portfolio's NAV, First Trust will use a fair value method to value a Portfolio's securities. The use of fair value pricing is governed by valuation procedures adopted by the Registrant's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which a Portfolio might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which a Portfolio might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    foreign currency exchange activity;

      4) the trading prices of financial products that are tied to baskets of foreign securities;

      5)    factors relating to the event that precipitated the pricing problem;

      6)    whether the event is likely to recur; and

      7) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Portfolios are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - -Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar securities in active markets.

            o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Portfolio's investments as of December 31, 2011, is included with the Portfolio's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2011


C. FOREIGN CURRENCY:

The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in the "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. Unrealized depreciation of $1,200 from dividends receivable in foreign currencies is included in "Dividends receivable" on the Statement of Assets and Liabilities for the Global Dividend Target 15 Portfolio.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income and net realized long-term and short-term capital gains of all Portfolios may be paid with such frequency (monthly or otherwise) as the Board of Trustees may determine from time to time. Currently all distributions paid by a Portfolio will be reinvested by the Portfolio.

E. INCOME TAXES:

The Registrant is a limited liability company with all of its Interests owned by a single entity (Account B). Accordingly, the Registrant is treated as part of the operations of Prudential and is not taxed separately. The Registrant intends to continue to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Under current tax law, interest, dividend income, and capital gains of the Registrant are not currently taxable when left to accumulate within a variable annuity contract. As such, no distributions have been paid by any of the Portfolios and no federal or state income tax provision is required.

F. EXPENSES:

Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. General expenses of the Registrant with the exception of audit and printing fees, which are allocated evenly among the Portfolios, are generally allocated to all the Portfolios based upon the average net assets of each Portfolio.

The Registrant has entered into an Administrative Services Agreement (the "Agreement") with Prudential whereby Prudential provides certain Membership Interests servicing reasonably necessary for the operations of the Portfolios other than the management services provided by First Trust pursuant to the Investment Advisory and Management Agreement. As compensation for the services rendered under the Agreement, Prudential is paid fees at an annual rate of 0.30% of average daily net assets from the Portfolios. These fees are included in "Membership Interest servicing fees" on the Statements of Operations.

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Portfolios are sub-licensees to these license agreements and are required to pay licensing fees, which are shown on the Statements of Operations.

G. ACCOUNTING PRONOUNCEMENT:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Portfolios' financial statements, if any.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2011


          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust, the investment advisor to the Portfolios, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust provides each Portfolio with discretionary investment services and certain administrative services necessary for the management of the Portfolios. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of each Portfolio's average daily net assets.

For the period September 30, 2004 through December 31, 2011, First Trust has contractually agreed to waive fees and reimburse expenses of the Portfolios to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expenses) to 1.37% for the First Trust Target Focus Four Portfolio and 1.47% for each of the other Portfolios' average daily net assets. Expenses reimbursed and fees waived by First Trust under the Expense Reimbursement, Fee Waiver and Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Portfolio if it results in the Portfolio exceeding an expense ratio equal to the expense cap in place at the time the expenses or fees were reimbursed or waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations. The advisory fee waivers and expense reimbursements for the year ended December 31, 2011 and the expenses borne by First Trust subject to recovery from each Portfolio at December 31, 2011 were as follows:


                                                                      EXPENSES BORNE BY FIRST TRUST SUBJECT TO RECOVERY
                                                                      -------------------------------------------------
                                                                      YEAR ENDED   YEAR ENDED   YEAR ENDED
                                               FEES       EXPENSES     DECEMBER     DECEMBER     DECEMBER
                                              WAIVED     REIMBURSED    31, 2009     31, 2010     31, 2011      TOTAL
                                            ----------   ----------   ----------   ----------   ----------   ----------
Target Managed VIP
  Portfolio............................     $   56,401   $       --   $   53,913   $   62,766   $   56,401   $  173,080
The Dow(R) Dart 10
  Portfolio............................         27,884           --       35,264       33,855       27,884       97,003
The Dow(R) Target Dividend
  Portfolio............................         22,017           --       34,903       28,538       22,017       85,458
Global Dividend Target 15
  Portfolio............................         22,253           --       21,774       24,765       22,253       68,792
S&P(R) Target 24
  Portfolio............................         32,445           --       43,615       38,449       32,445      114,509
NASDAQ(R) Target 15
  Portfolio............................         32,132           --       40,468       40,900       32,132      113,500
First Trust Target Focus Four
  Portfolio............................         61,938       11,462       69,680       67,821       73,400      210,901
Value Line(R) Target 25
  Portfolio ...........................         34,798           --       41,127       40,655       34,798      116,580

BNY Mellon Investment Servicing (US) Inc. serves as the Registrant's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. Effective September 30, 2011, The Bank of New York Mellon serves as the Registrant's Custodian in accordance with certain fee arrangements. Prior to September 30, 2011, BNY Mellon Investment Servicing Trust Company (formerly known as PFPC Trust Company) served as the Registrant's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor, or any of their affiliates ("Independent Trustees"), is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and equally allocated among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman serve two-year terms before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2011


                              4. DISTRIBUTION PLAN

The Registrant, on behalf of each Portfolio, has adopted a 12b-1 Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Interests of each of the Portfolios will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP") serves as the selling agent and distributor of Interests of the Portfolios. In this capacity, FTP manages the offering of the Portfolios' Interests and is responsible for all sales and promotional activities. The Plan reimburses FTP for its costs in connection with these activities. FTP also uses the service fee to compensate Prudential for providing account services to policy owners. These services include establishing and maintaining policy owner accounts, answering inquiries, and providing personal services to policy owners. Each Portfolio may spend up to 0.25% per year of the average daily net assets of its Interests as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale and distribution of a Portfolio's Interests including, without limitation, expenses of preparing, printing and distributing prospectuses to persons other than Interest holders or policy owners, as well as compensating its sales force, printing and distributing advertising and sales literature and reports to Interest holders and policy owners used in connection with the sale of a Portfolio's Interests, certain other expenses associated with the distribution of the Portfolios, and any distribution-related expenses that may be authorized by the Registrant's Board of Trustees.

During the year ended December 31, 2011, all service fees received by FTP were paid to Prudential, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Registrant's Board of Trustees and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding U.S. government and short-term investments, for the year ended December 31, 2011, were as follows:

                                                         PURCHASES                   SALES
                                                       -------------             -------------
Target Managed VIP Portfolio.................           $22,515,690               $29,552,410
The Dow(R) DART 10 Portfolio.................             5,451,414                 5,847,889
The Dow(R) Target Dividend Portfolio.........            22,187,508                23,829,871
Global Dividend Target 15 Portfolio .........            14,657,101                22,989,433
S&P(R) Target 24 Portfolio...................            15,259,162                15,831,828
NASDAQ(R) Target 15 Portfolio................             7,411,492                10,679,239
First Trust Target Focus Four Portfolio .....            12,656,341                14,630,572
Value Line(R) Target 25 Portfolio............            13,048,612                15,948,994


                            6. MEMBERSHIP INTERESTS

The Registrant has authorized an unlimited number of Membership Interests without par value of one or more series.

                               7. INDEMNIFICATION

The Registrant has a variety of indemnification obligations under contracts with its service providers. The Registrant's maximum exposure under these arrangements is unknown. However, the Registrant has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             8. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Portfolios. For additional information about the risks associated with investing in the Portfolios, please see the Portfolios' prospectus and statement of additional information, as well as other regulatory filings.

MARKET RISK: The principal risk of investing in the Portfolios is market risk. Market risk is the risk that a particular stock in a Portfolio, the Portfolio itself or stocks in general may fall in value. In 2008 and early 2009, securities markets were significantly negatively affected by the financial crises that initially resulted from the downturn in the subprime mortgage market in the U.S. The impact of the financial crises on securities markets has proven to be significant and may be long lasting and may have a substantial impact on the value of the Portfolios. As with any mutual fund investment, loss of money

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2011


is a risk of investing. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-U.S. SECURITIES INVESTMENT RISK: The Portfolios may invest in non-U.S. securities. Investing in securities of non-U.S. companies and non-U.S. governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many non-U.S. companies and non-U.S. governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

NON-DIVERSIFICATION RISK: Each Portfolio is classified as "non-diversified" and is limited as to the percentage of its assets which may be invested in securities of any one issuer only by its own investment restrictions and diversification requirements. A Portfolio may therefore invest a relatively high percentage of its assets in a limited number of issuers. This does expose each Portfolio to greater market fluctuations than is experienced by a diversified fund. Each Portfolio is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

INVESTMENT STRATEGY RISK: Each Portfolio is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Portfolios will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Each Portfolio's relative lack of diversification, possible concentration in a particular industry and passive management style may subject investors to greater market risk than other mutual funds.

SMALL CAP COMPANY RISK: The Target Managed VIP Portfolio and Value Line(R) Target 25 Portfolio invest in small cap stocks, which presents additional risk. Small cap stocks are more vulnerable to market conditions, less liquid and generally experience greater price volatility than stocks of larger capitalization companies.

FINANCIALS SECTOR RISK: The Portfolios may invest in securities of companies in the financial sector. The downturn in the U.S. and world economies has adversely affected banks, thrifts, credit and capital markets, companies involved in the insurance industry and other companies in the financial sectors.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective January 1, 2012, each Independent Trustee will be paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each Portfolio. The fixed annual retainer will be allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee will be paid $15,000 annually, the Chairman of the Audit Committee will be paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees continue to be reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

Effective January 23, 2012, Mr. Bowen resigned from his position as the President and Chief Executive Officer of the Registrant. He will continue as a Trustee, the Chairman of the Board and member of the Executive Committee. The Board elected Mr. Bradley to serve as the President and Chief Executive Officer and Mr. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Registrant.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND MEMBERS OF FIRST DEFINED PORTFOLIO FUND, LLC:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Defined Portfolio Fund, LLC (the "Fund"), comprised of Target Managed VIP Portfolio, The Dow(R) DART 10 Portfolio, The Dow(R) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus Four Portfolio, and Value Line(R) Target 25 Portfolio (the "Portfolios"), as of December 31, 2011, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Portfolios' custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 10, 2012

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2011 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Registrant uses to determine how to vote proxies and information on how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                             LICENSING INFORMATION

"Dow Jones Industrial Average(SM)," "DJIA(SM)," "The Dow Jones U.S. Select Dividend Index(SM)," "Dow Industrials(SM)," "The Dow(R)," "Dow 30(SM)," and "The Dow 10(SM)" are service marks or registered trademarks, as applicable, of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust on behalf of the Registrant. None of the Portfolios, including, and in particular, Target Managed VIP Portfolio, The Dow(R) Target Dividend Portfolio, The Dow(R) DART 10 Portfolio and the First Trust Target Focus Four Portfolio, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"The NASDAQ-100(R)", "NASDAQ-100 Index(R)", "NASDAQ Stock Market(R)" and "NASDAQ(R)" are registered trademarks of the Nasdaq OMX Group, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust on behalf of the Registrant. The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio have not been passed on by the Corporations as to their legality or suitability. The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE REGISTRANT.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500"
"S&P MidCap 400", "Standard & Poor's MidCap 400", "S&P SmallCap 600" and "Standard & Poor's SmallCap 600" are trademarks of Standard & Poor's Financial Services LLC and have been licensed for use by First Trust on behalf of the Registrant. The S&P(R) Target 24 Portfolio, the Target Managed VIP Portfolio and the First Trust Target Focus Four Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the S&P(R) Target 24 Portfolio, the Target Managed VIP Portfolio or the First Trust Target Focus Four Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of Standard & Poor's.

"Value Line(R)", "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust on behalf of the Registrant. The Target Managed VIP Portfolio, the Value Line(R) Target 25 Portfolio and the First Trust Target Focus Four Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Target Managed VIP Portfolio, the Value Line(R) Target 25 Portfolio or the First Trust Target Focus Four Portfolio.

"NYSE(R)" and "NYSE International 100 Index(R)" are registered trademarks of NYSE Group, Inc. and have been licensed for use for certain purposes by First Trust. The First Trust Target Focus Four Portfolio, based in part on the NYSE International 100 Index(R), is not sponsored, endorsed, sold or promoted by NYSE Group, Inc. or any of its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such product. NYSE Group, Inc. has no relationship to the First Trust Target Focus Four Portfolio or First Trust other than the licensing of NYSE International 100 Index(R) and its registered trademarks for use in connection with the First Trust Target Focus Four Portfolio.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2011 (UNAUDITED)

Information pertaining to the Trustees and officers of the Registrant is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (800) 988-5891.

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN
                                                                                                   THE FIRST TRUST       OTHER
      NAME, ADDRESS,                 TERM OF OFFICE                                                 FUND COMPLEX    TRUSTEESHIPS OR
     DATE OF BIRTH AND                AND LENGTH OF             PRINCIPAL OCCUPATIONS                OVERSEEN BY     DIRECTORSHIPS
POSITION WITH THE REGISTRANT           SERVICE (2)               DURING PAST 5 YEARS                   TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term         Physician; President, Wheaton Orthopedics;        82        None
c/o First Trust Advisors L.P.                           Co-Owner and Co-Director (January 1996
120 East Liberty Drive,       o  Since Inception        to May 2007), Sports Med Center for
  Suite 400                                             Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                       Estate Limited Partnership; Member,
D.O.B.: 04/51                                           Sportsmed LLC

Thomas R. Kadlec, Trustee     o Indefinite Term         President (March 2010 to Present), Senior         82        Director of ADM
c/o First Trust Advisors L.P.                           Vice President and Chief Financial Officer                  Investor
120 East Liberty Drive,       o  Since March 2004       (May 2007 to March 2010), Vice President                    Services, Inc.
  Suite 400                                             and Chief Financial Officer (1990 to May                    and ADM Investor
Wheaton, IL 60187                                       2007), ADM Investor Services, Inc. (Futures                 Services
D.O.B.: 11/57                                           Commission Merchant)                                        International

Robert F. Keith, Trustee      o  Indefinite Term        President (2003 to Present), Hibs                 82        Director of
c/o First Trust Advisors L.P.                           Enterprises (Financial and Management                       Trust Company of
120 East Liberty Drive,       o  Since April 2007       Consulting)                                                 Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee      o  Indefinite Term        President (June 2002 to Present), Covenant        82        Director of
c/o First Trust Advisors L.P.                           College                                                     Covenant
120 East Liberty Drive,       o  Since Inception                                                                    Transport Inc.
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee,      o  Indefinite Term        Chief Executive Officer (December 2010            82        None
President, Chairman of the                              to Present), President (until December
Board and CEO(1)              o  Since Inception        2010), First Trust Advisors L.P. and First
120 East Liberty Drive,                                 Trust Portfolios L.P.; Chairman of the
  Suite 400                                             Board of Directors, BondWave LLC
Wheaton, IL 60187                                       (Software Development Company/
D.O.B.: 09/55                                           Investment Advisor) and Stonebridge
                                                        Advisors LLC (Investment Advisor)

---------------------

(1) Mr. Bowen is deemed an "interested person" of the Registrant due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Registrant.

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2011 (UNAUDITED)


    NAME, ADDRESS          POSITION AND OFFICES         TERM OF OFFICE AND               PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH          WITH REGISTRANT             LENGTH OF SERVICE                DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         Treasurer, Chief Financial   o Indefinite Term            Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Officer and Chief                                         and Chief Financial Officer, First Trust Advisors
   Suite 400            Accounting Officer           o Since Inception            L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                                 Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                     Development Company/Investment Advisor) and
                                                                                  Stonebridge Advisors LLC (Investment Advisor)

Susan M. Brix           Assistant Vice President     o Indefinite Term            Representative, First Trust Portfolios L.P.;
120 E. Liberty Drive,                                                             Assistant Portfolio Manager, First Trust
   Suite 400                                         o Since Inception            Advisors L.P.
Wheaton, IL 60187
D.O.B.: 01/60

Erin E. Chapman         Assistant Secretary          o Indefinite Term            Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                             Present), Associate Counsel (March 2006 to October
   Suite 400                                         o Since June 2009            2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                                 Portfolios L.P.; Associate Attorney (November 2003
D.O.B.: 08/76                                                                     to March 2006), Doyle & Bolotin, Ltd.

James M. Dykas          Assistant Treasurer          o Indefinite Term            Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,                                                             President (April 2007 to January 2011), Vice
   Suite 400                                         o Since December 2005        President (January 2005 to April 2007), First
Wheaton, IL 60187                                                                 Trust Advisors L.P. and First Trust Portfolios
D.O.B.: 01/66                                                                     L.P.

Roseanne Gatta          Assistant Secretary          o Indefinite Term            Board Liaison Associate (July 2010 to Present),
120 E. Liberty Drive,                                                             First Trust Advisors L.P. and First Trust
   Suite 400                                         o Since March 2011           Portfolios L.P.;Assistant Vice President (February
Wheaton, IL 60187                                                                 2001 to July 2010), PNC Global Investment Services
D.O.B.: 07/55

W. Scott Jardine        Secretary                    o Indefinite Term            General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,                                                             Trust Portfolios L.P. and BondWave LLC
   Suite 400                                         o Since Inception            (Software Development Company/Investment
Wheaton, IL 60187                                                                 Advisor): Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                     (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term            Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                             Present), First Trust Advisors L.P. and First
   Suite 400                                         o Since December 2005        Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Coleen D. Lynch         Assistant Vice President     o Indefinite Term            Assistant Vice President (January 2008 to
120 E. Liberty Drive,                                                             Present), First Trust Advisors L.P. and First
   Suite 400                                         o Since July 2008            L.P.; Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                                 Trust Portfolios Van Kampen Asset Management and
D.O.B.: 07/58                                                                     Morgan Stanley Investment Management

Kristi A. Maher         Assistant Secretary and      o Indefinite Term            Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,   Chief Compliance Officer     o Assistant Secretary        Assistant General Counsel (March 2004 to May
   Suite 400                                           Since July 2004            2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                    o Chief Compliance Officer   Portfolios L.P.
D.O.B.: 12/66                                          Since January 2011

Roger F. Testin         Vice President               o Indefinite Term            Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                             and First Trust Portfolios L.P.
   Suite 400                                         o Since September 2001
Wheaton, IL 60187
D.O.B.: 06/66


---------------------

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

                               FIRST DEFINED PORTFOLIO FUND, LLC
                                 DECEMBER 31, 2011 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $136,000.00 for 2010 and $136,000.00 for 2011.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2010 and $0 for 2011.

         Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2010 and $0 for 2011.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 for 2010 and $0 for 2011.

         Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2010 and $0 for 2011.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2011.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs
      (a) through (c) of this Item were $0 for 2010 and $0 for 2011.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2010 were $0 for the registrant, $6,000.00 for the registrant's investment adviser and $57,145.00 for the registrant's distributor and for 2011 were $0 for the registrant, $6,200.00 for the registrant's investment adviser and $59,063 for the registrant's distributor.

(h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              First Defined Portfolio Fund, LLC
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, President and Chief Executive Officer (principal executive officer)

Date  February 21, 2012
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, President and Chief Executive Officer (principal executive officer)

Date  February 21, 2012
     --------------------

By (Signature and Title)*  /s/ James M. Dykas
                          ------------------------------------------------------
                          James M. Dykas, Treasurer, Chief Financial Officer
                          and Chief Accounting Officer
                          (principal financial officer)

Date  February 21, 2012
     --------------------

* Print the name and title of each signing officer under his or her signature.